UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA  91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2013

Item 1. Report to Stockholders.

FundX Upgrader Funds

2013

Annual Report
September 30, 2013

Equity Funds
FundX ETF Aggressive Upgrader Fund
FundX Aggressive Upgrader Fund
FundX Upgrader Fund
FundX ETF Upgrader Fund

Balanced Fund
FundX Conservative Upgrader Fund

Fixed Income Fund
FundX Flexible Income Fund

Hedged Funds
FundX Tactical Upgrader Fund
FundX Tactical Total Return Fund

FundX Upgrader Funds

Table of Contents

Shareholder Letter	3

FundX Upgrader Fund
Manager’s Discussion of Fund Performance	5
Performance Chart	6
Schedule of Investments	7

FundX Aggressive Upgrader Fund
Manager’s Discussion of Fund Performance	8
Performance Chart	9
Schedule of Investments	10

FundX Conservative Upgrader Fund
Manager’s Discussion of Fund Performance	11
Performance Chart	12
Schedule of Investments	13

FundX Flexible Income Fund
Manager’s Discussion of Fund Performance	14
Performance Chart	15
Schedule of Investments	16

FundX ETF Aggressive Upgrader Fund
Manager’s Discussion of Fund Performance	17
Performance Chart	18
Schedule of Investments	19

FundX ETF Upgrader Fund
Manager’s Discussion of Fund Performance	20
Performance Chart	21
Schedule of Investments	22

FundX Tactical Upgrader Fund
Manager’s Discussion of Fund Performance	23
Performance Chart	24
Schedule of Investments	25

FundX Tactical Total Return Fund
Manager’s Discussion of Fund Performance	27
Performance Chart	28
Schedule of Investments	29

Statements of Assets and Liabilities	32

Statements of Operations	34

Statements of Changes in Net Assets	36

Financial Highlights	44

Notes to Financial Statements	52

Report of Independent Registered Public Accounting Firm	60

Expense Example	61

Additional Information	68

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1969 – DAL Investment Company is a Registered Investment Advisor (RIA)

1976 – The firm starts publishing NoLoad FundX newsletter.

2001 –The firm packages its most popular growth model as a mutual fund, introducing the FundX Upgrader Fund (FUNDX).

2002 – Inception of three additional funds:  FundX Aggressive Upgrader Fund (HOTFX),   FundX Conservative Upgrader Fund (RELAX), and FundX Flexible Income Fund (INCMX).

2008 – The firm announces a new mutual fund that isn’t always fully invested: FundX Tactical Upgrader Fund (TACTX).

2009 – FundX Tactical Total Return Fund (TOTLX) combines the firm’s bond fund strategy with its Tactical approach.

2012 – DAL Investment Company is renamed FundX Investment Group.

FundX Upgrader Funds

The FundX Upgrader Funds are a series of mutual funds that invest in underlying mutual funds and exchange traded funds (ETFs) based on our Upgrading strategy. The Funds offer varying levels of potential risk and reward.

Knowledgeable Portfolio Management

We’ve been managing portfolios of noload mutual funds since 1969. We monitor thousands of mutual funds and ETFs and make timely portfolio changes.

A Strategy You Can Understand

The Upgrading strategy ranks noload mutual funds and ETFs based on trailing 1, 3, 6 and 12-month performance, buying top performers, then holding them only while they remain top-ranked based on near-term performance.

The FundX Upgrader Funds have the flexibility to invest both domestically and globally in the sectors, regions and strategies we identify as being in sync with current market leadership.

A Portfolio that Responds to Market Changes

Market leadership rotates between large-cap and small-cap stocks, growth and value styles of investing, and global geographic regions.  We align the FundX Upgrader Fund portfolios with leadership trends. We move incrementally to top ranked funds in our scoring system by progressively selling the lower ranked funds and reinvesting in the new leaders.

FundX Upgrader Funds

September 30, 2013

Dear Fellow Shareholders,

It’s been a strong year for the stock market as well as for the FundX Upgrader Funds. The S&P 500 has continued to hit new highs in 2013 and surpassed its previous highs in 2000 and 2007, despite the many hurdles in its way.

The market has been remarkably resilient. Since our last Annual Report, the market has faced the fiscal cliff, sequestration, possible military action in Syria and even natural disasters like last year’s devastating Hurricane Sandy. As of this letter dated September 30, 2013, the market is facing a potential government shutdown and a debate over the debt ceiling. But so far, these hurdles have only temporarily slowed down the market’s trajectory.

Being invested in stocks certainly paid off over the last year, but investors who invested in the strongest areas of the market – such as smaller companies and value stocks – did even better than the major indexes. The S&P 500, a large-cap growth index, gained 19.3% for the 12 months ending September 30, 2013, while S&P 400 value, a mid-cap value index, gained 29.5%.

Opportunities from Different Areas of the Market

The Upgrading strategy we use to manage the equity FundX Funds seeks to focus the Funds’ portfolios in strong performing areas of the market, and the Funds were primarily invested in leading small- and mid-cap funds and value-oriented funds.

Our strategy also seeks to avoid lagging areas of the market. The equity FundX Funds didn’t have direct exposure to emerging markets, which were negative for most of 2013, while U.S. markets were up double-digits. The Funds also avoided gold and precious metals, which have also struggled this year.

Flexibility to Adapt to Changing Bond Markets

While stocks have been on a tear, bonds have faltered as interest rates rose throughout the summer. In our Semiannual Report (dated March 31, 2013), we wrote that we were prepared for changing bond markets and despite this year’s volatility, the FundX Flexible Income Fund has managed to eke out positive results this year through September 30, 2013, while the Barclays Capital Aggregate Bond Index, like so many bond strategies, was negative.

A Complement to Stocks & Bonds

Despite the strong returns from the stock markets, some investors simply can’t stomach the volatility that comes with stocks. And with rising interest rates, bonds also aren’t as attractive to investors.  The FundX Tactical Upgrader Fund currently has no exposure to bonds, so the Fund has low interest-rate risk, and its equity exposure is hedged to avoid participating in steep market declines.

On the following pages of this Annual Report, you’ll find specific details as to each Fund’s investment performance and a discussion of how each Fund portfolio has adapted to changing markets.

Thank you for giving us the opportunity to serve you.

Sincerely,

Janet Brown
President, FundX Investment Group

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Past performance does not guarantee future results.

The information provided in this letter represents the opinion of the author and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The FundX Upgrader Funds (“Funds”) are considered “funds of funds” and an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than they would if they invested directly in the underlying funds. The Funds employ an “Upgrading” strategy whereby investment decisions are based on near-term performance, however, the Funds may be exposed to the risk of buying underlying funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value. The Funds invest in underlying funds and these underlying funds may invest in securities of small companies, which involve greater volatility than investing in larger, more established companies, or they may invest in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods; these risks are greater for investments in emerging markets. The underlying funds may invest in debt securities, which typically decrease in value when interest rates rise; this risk is usually greater for longer-term debt securities.  Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. While the Upgrader Funds are diversified, the underlying funds may invest in a limited number of issuers and therefore may be considered non-diversified. The underlying funds may engage in short sales; an underlying fund’s investment performance may suffer if it is required to close out a short position earlier than intended. Some underlying funds may borrow money for leveraging and will incur interest expense. Some underlying funds may use derivatives, which involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The underlying funds may invest in asset-backed and mortgage-backed securities, which involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The underlying funds, particularly some ETFs, may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.

Sector weighting and fund holdings are subject to change at any time and mention of them should not be construed as recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for further sector and holdings information.

References to other funds should not be interpreted as an offer of these securities.

The S&P 500® Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The Barclays Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. An investment cannot be made directly in an index.

The S&P MidCap 400® provides investors with a benchmark for mid-sized companies.  The index, which is distinct from the large-cap S&P 500®, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of a comparable quality with a shorter duration.

While the funds are no-load, management fees and expenses still apply. Diversification does not assure a profit or protect against a loss in a declining market. Please refer to prospectus for further details.

The FundX Upgrader Funds are distributed by Quasar Distributors, LLC.

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FundX Upgrader Fund (FUNDX)

The FundX Upgrader Fund is our flagship equity fund. This diversified, global growth fund is primarily invested in core, diversified funds and has limited exposure to more speculative funds and ETFs. FUNDX is designed for investors who want a core equity portfolio that seeks to adapt to changing markets, and markets have certainly changed over the 12 months ending September 30, 2013.

FUNDX began the Annual Report period with exposure to both growth and value funds. It held large-cap growth funds like Vanguard Mega Cap 300 Growth (MGK) and value-oriented dividend funds like iShares High Dividend ETF (HDV).

But in 2013, small- and mid-cap stocks outperformed larger-cap stocks. This led us to replace FUNDX’s large-cap growth positions with mid-cap growth funds like Baron Partners (BPTIX) and Primecap Odyssey Aggressive Growth (POAGX).  We also sold dividend funds in favor of small- and mid-cap value funds like iShares S&P Small Cap 600 Value (IJS) and Wells Fargo Special Mid-Cap Value (WFMIX).  By September 30, 2013, over 40% of FUNDX’s portfolio was invested in small- and mid-cap funds, and the portfolio was focused more on value than growth.

FUNDX can take advantage of opportunities around the globe, but domestic markets outperformed foreign markets for most of the Annual Report period and this has kept the Fund invested primarily in U.S. funds. International funds were strong performers at the end of 2012, and we increased FUNDX’s exposure to international funds, particularly those focused on Europe, such as Vanguard Europe (VGK).  These funds gained in the first quarter of 2013, but they didn’t keep pace with better performing U.S. value funds and were replaced.

International funds once again took the lead in the third quarter of 2013 and FUNDX holds a handful of funds like Oakmark International (OAKIX) and Oakmark Global (OAKGX). If foreign markets continue to do well, we’ll be led to increase FUNDX’s exposure to international funds. But if U.S. markets pull ahead, we believe FUNDX’s substantial allocation to U.S. funds provide an opportunity to participate.

FUNDX allocates 30% to more speculative funds, such as single country or sector funds. Home builders had been a strong performer in 2012 and FUNDX held SPDR S&P Homebuilders (XHB) for over a year. This long-term position added value, but XHB faltered in 2013 and was replaced.  FUNDX’s biotech and health care positions continued to produce good returns this year and other long-term positions like T. Rowe Price Health Sciences (PRHSX) remain in the portfolio.

Looking Ahead

We believe that in order to outperform the market over time, we have to be willing to be different from the market and that certainly held true in the trailing year ending September 30, 2013. U.S. large-cap growth stocks, like those in the S&P 500, have been in favor for the last few years, but over the last 12 months, smaller-cap stocks and value stocks have led and more recently, international markets have done well. FUNDX’s exposure to these leading areas helped the Fund outperform its benchmark, S&P 500, for the year ending September 30, 2013.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

FundX Upgrader Fund
Value of $10,000 vs S&P 500 Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.

	1 Year	3 Year	5 Year	10 Year
FundX Upgrader Fund	19.83%	11.96%	6.53%	7.62%
S&P 500 Index	19.34%	16.27%	10.02%	7.57%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Fund

Schedule of Investments at September 30, 2013

Shares		Value
	INVESTMENT COMPANIES: 100.8%
	Core Funds: 70.6%
629,263	AllianceBernstein Trust - Discovery Value Fund	$13,510,276
316,299	Ariel Fund	20,739,747
192,767	Fidelity Value Fund	18,459,371
161,100	iShares S&P Mid-Cap 400 Value ETF	17,402,022
978,992	Janus Contrarian Fund	18,170,095
102,998	Legg Mason Capital Management Value Trust	6,501,227
327,518	Nicholas Fund, Inc.	19,703,498
700,660	Oakmark Global Fund	20,809,600
237,017	Oakmark International Fund	6,136,361
297,203	Sound Shore Fund, Inc.	13,183,910
278,500	Vanguard FTSE Europe ETF	15,181,035
272,816	Wells Fargo Advantage Special Mid Cap Value Fund	8,432,741
	Total Core Funds	178,229,883
	Speculative Funds: 30.2%
124,065	Ariel Appreciation Fund	6,678,406
283,599	Baron Partners Fund*	8,680,974
143,661	Dreyfus Opportunistic Midcap Value Fund	5,778,026
245,021	Fidelity Leveraged Company Stock Fund	9,783,686
250,800	Financial Select Sector SPDR Fund	4,995,936
78,100	Health Care Select Sector SPDR Fund	3,949,517
28,800	iShares Nasdaq Biotechnology ETF	6,036,480
33,100	iShares S&P Small-Cap 600 Value ETF	3,383,482
20,418	Janus Global Life Sciences Fund	866,140
151,854	John Hancock Funds - Classic Value Fund	3,346,854
220,831	JPMorgan Small Cap Value Fund	5,938,154
247,153	PRIMECAP Odyssey Aggressive Growth Fund*	6,972,174
81,838	T. Rowe Price Health Sciences Fund, Inc.	4,695,034
51,000	Vanguard Consumer Discretionary ETF	5,039,820
	Total Speculative Funds	76,144,683
	Total Investment Companies
	(Cost $223,353,430)	254,374,566
	SHORT-TERM INVESTMENTS: 0.1%
428,018	Fidelity Government Portfolio - Institutional, 0.01%#	428,018
	Total Short-Term Investments
	(Cost $428,018)	428,018
	Total Investments: 100.9%
	(Cost $223,781,448)	254,802,584
	Liabilities in Excess of Other Assets: (0.9)%	(2,394,203)
	Net Assets: 100.0%	$252,408,381

*	Non-income producing.
#	Annualized seven-day yield as of September 30, 2013.

The accompanying notes are an integral part of these financial statements.

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FundX Aggressive Upgrader Fund (HOTFX)

The FundX Aggressive Upgrader Fund invests primarily in speculative equity funds, taking more risk in search of potentially higher returns over time. More aggressive funds can be volatile and to manage this, the remaining of HOTFX’s portfolio is invested in core, diversified equity funds.

HOTFX is designed for investors who want an aggressive equity portfolio that seeks to adapt to changing markets, and markets have certainly changed over the 12 months ending September 30, 2013.

HOTFX began the Annual Report period with exposure to both growth and value funds. It held large-cap growth funds like Vanguard Mega Cap 300 Growth (MGK) and value-oriented dividend funds like iShares High Dividend ETF (HDV).

But in 2013, small- and mid-caps outperformed larger-cap stocks, and we replaced HOTFX’s large-cap growth positions with smaller-cap growth funds like Baron Partners (BPTIX) and Primecap Odyssey Aggressive Growth (POAGX).  We also sold dividend funds in favor of small- and mid-cap value funds like iShares S&P Small Cap 600 Value (IJS) and Wells Fargo Special Mid-Cap Value (WFMIX). By September 30, 2013, nearly 50% of HOTFX’s portfolio was invested in small- and mid-cap funds.

HOTFX can take advantage of opportunities around the globe, but domestic markets outperformed foreign markets for most of the Annual Report period and this has kept the Fund invested primarily in U.S. funds. International funds were strong performers at the end of 2012, and we increased HOTFX’s exposure to international funds, particularly those focused on Europe, such as Vanguard Europe (VGK).  These funds gained in the first quarter of 2013, but they didn’t keep pace with better performing U.S. value funds and were replaced.

Among more concentrated funds like sector funds, home builders had been a strong performer in 2012 and HOTFX held SPDR S&P Homebuilders (XHB) for over a year. But while this long-term position added value, but it faltered in 2013 and was replaced. HOTFX’s biotech and health care positions continued to produce good returns this year and positions like T. Rowe Price Health Sciences (PRHSX) have been held for over a year.

Looking Ahead

We believe that in order to outperform the market over time, we have to be willing to be different from the market and that certainly held true in the trailing year ending September 30, 2013. U.S. large-cap growth stocks, like those in the S&P 500, have been in favor for the last few years, but over the last 12 months, smaller-cap stocks and value stocks have led and more recently, international markets have done well.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

FundX Aggressive Upgrader Fund
Value of $10,000 vs S&P 500 Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.

	1 Year	3 Year	5 Year	10 Year
FundX Aggressive Upgrader Fund	19.30%	12.19%	6.70%	7.85%
S&P 500 Index	19.34%	16.27%	10.02%	7.57%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

Schedule of Investments at September 30, 2013

Shares		Value
	INVESTMENT COMPANIES: 100.0%
	Core Funds: 31.5%
61,212	Ariel Fund	$4,013,655
7,018	Dodge & Cox Stock Fund	1,062,753
27,406	Fidelity Value Fund	2,624,419
23,900	iShares S&P Mid-Cap 400 Value ETF	2,581,678
148,550	Janus Contrarian Fund	2,757,093
54,086	Nicholas Fund, Inc.	3,253,792
109,238	Oakmark Global Fund	3,244,371
74,156	Wells Fargo Advantage Special Mid Cap Value Fund	2,292,176
	Total Core Funds	21,829,937
	Speculative Funds: 68.5%
70,859	Ariel Appreciation Fund	3,814,346
126,101	Baron Partners Fund*	3,859,943
75,590	Dreyfus Opportunistic Midcap Value Fund	3,040,223
99,743	Fidelity Leveraged Company Stock Fund	3,982,741
194,800	Financial Select Sector SPDR Fund	3,880,416
41,100	Health Care Select Sector SPDR Fund	2,078,427
17,600	iShares Nasdaq Biotechnology ETF	3,688,960
32,400	iShares S&P Small-Cap 600 Value ETF	3,311,928
3,083	Janus Global Life Sciences Fund	130,764
114,837	John Hancock Funds - Classic Value Fund	2,531,006
105,834	JPMorgan Small Cap Value Fund	2,845,886
137,291	PRIMECAP Odyssey Aggressive Growth Fund*	3,872,988
82,181	Professionally Managed Portfolio - Hodges Fund*	2,674,989
97,132	Skyline Special Equities Portfolio*	3,430,720
25,784	T. Rowe Price Health Sciences Fund, Inc.	1,479,208
29,300	Vanguard Consumer Discretionary ETF	2,895,426
	Total Speculative Funds	47,517,971
	Total Investment Companies
	(Cost $61,066,060)	69,347,908
	Total Investments: 100.0%
	(Cost $61,066,060)	69,347,908
	Other Assets in Excess of Liabilities: 0.0%	14,934
	Net Assets: 100.0%	$69,362,842

*	Non-income producing.

The accompanying notes are an integral part of these financial statements.

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FundX Conservative Upgrader Fund (RELAX)

The FundX Conservative Upgrader Fund is a balanced fund that pairs the Upgrading Strategy we used to manage the equity FundX Funds and the Flexible Income approach we use to manage the FundX Flexible Income Fund.

RELAX typically uses a classic 60/40 allocation with 60% diversified equity funds and 40% primarily in bond funds. The Fund’s equity exposure enables investors to participate in potential stock market growth and the Fund’s fixed income exposure attempts to manage volatility.  RELAX is designed for investors who want a balanced portfolio of stocks and bonds that seeks to adapt to changing stock and bond markets. Both stock and bond markets have certainly changed over the 12 months ending September 30, 2013.

RELAX began the Annual Report period with exposure to both growth and value funds. It held large-cap growth funds like Vanguard Mega Cap 300 Growth (MGK) and value-oriented dividend funds like iShares High Dividend ETF (HDV).

But in 2013, small- and mid-cap stocks outperformed larger-cap stocks. This led us to replace RELAX’s large-cap growth and dividend funds in favor of mid-cap value funds like Ariel (ARGFX) and Wells Fargo Special Mid-Cap Value (WFMIX).  By September 30, 2013, over half of the equity part of RELAX’s portfolio was invested in mid-caps and value funds.

RELAX can take advantage of opportunities around the globe, but domestic stock markets outperformed foreign markets for most of the Annual Report period and this has kept the Fund invested primarily in U.S. equity funds. RELAX had some exposure to foreign funds, particularly those that invest in Europe, such as Vanguard Europe (VGK), at the end of 2012. But although these funds gained in the first quarter of 2013 they didn’t keep pace with better performing U.S. value funds and were replaced.

RELAX has no exposure to more speculative equity funds, such as sector funds or single-country funds.

RELAX’s fixed income exposure changed as interest rates rose this year. RELAX avoided government bonds and focused primarily on corporate bonds throughout the Annual Report period. Within corporates, we shortened maturities and focused on higher-yielding corporate bonds, which lessened interest-rate risk.

We trimmed RELAX’s intermediate- term bond holdings, replacing funds like DoubleLine Core Fixed Income (DBLFX) and DoubleLine Total Return (DBLTX), which had been in the portfolio for over a year, in favor of stronger performing high-yield, strategic and total-return funds.

Strategic funds like Osterweis Strategic Income (OSTIX) and Thompson Bond (THOPX) have had higher yields and lower duration so they potentially offer some protection against rising rates.  And total-return funds like Merger Fund (MERFX) and Vanguard Wellesley (VWIAX), aren’t fully invested in bonds, so these funds may be useful.

Looking Ahead

Following another year of great stock market gains and relatively lackluster performance from fixed income, a balanced approach like the FundX Conservative Upgrader fund can be especially valuable for investors who are afraid to chase stocks higher but need more upside potential than they are getting from bonds if they want to achieve their long-term goals.

As with all Upgrader funds, we believe that our greatest assets are our awareness that both stock and bond fund leadership changes over time and our disciplined strategy to monitor our holdings and realign our portfolio based on our rankings.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

FundX Conservative Upgrader Fund
Value of $10,000 vs S&P 500 Index, Barclays Capital Aggregate Bond Index and Blended Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.

	1 Year	3 Year	5 Year	10 Year
FundX Conservative Upgrader Fund	12.50%	8.05%	6.66%	7.34%
S&P 500 Index	19.34%	16.27%	10.02%	7.57%
Barclays Capital Aggregate Bond Index	-1.68%	2.86%	5.41%	4.59%
Blended Index	10.58%	10.95%	8.59%	6.66%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.  The Blended Index is made up of 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

Schedule of Investments at September 30, 2013

Shares		Value
	INVESTMENT COMPANIES: 100.1%
	Bond Funds: 28.9%
166,686	Ivy High Income Fund	$1,440,165
97,823	Janus High-Yield Fund	902,905
252,752	John Hancock High Yield Fund	960,459
57,076	Loomis Sayles Bond Fund	861,272
293,062	MainStay High Yield Corporate Bond Fund	1,755,442
175,562	Metropolitan West Low Duration Bond Fund	1,541,437
149,736	Osterweis Strategic Income Fund	1,765,391
72,121	PIMCO Income Fund	884,208
96,501	TCW Total Return Bond Fund	965,014
132,500	Thompson Bond Fund	1,554,224
	Total Bond Funds	12,630,517
	Core Funds: 60.2%
53,793	Ariel Fund	3,527,232
3,991	Dodge & Cox Stock Fund	604,325
30,002	Fidelity Value Fund	2,873,010
27,900	iShares S&P Mid-Cap 400 Value ETF	3,013,758
155,234	Janus Contrarian Fund	2,881,143
45,543	Nicholas Fund, Inc.	2,739,884
117,721	Oakmark Global Fund	3,496,318
43,222	Sound Shore Fund, Inc.	1,917,350
43,000	Vanguard FTSE Europe ETF	2,343,930
92,612	Wells Fargo Advantage Special Mid Cap Value Fund	2,862,650
	Total Core Funds	26,259,600
	Total Return Funds: 11.0%
151,185	Manning & Napier Fund, Inc. - Pro Blend Conservative Term Series Fund	1,688,735
93,564	Merger Fund	1,513,867
26,403	Vanguard Wellesley Income Fund	1,587,371
	Total Total Return Funds	4,789,973
	Total Investment Companies
	(Cost $40,048,459)	43,680,090
	Total Investments: 100.1%
	(Cost $40,048,459)	43,680,090
	Liabilities in Excess of Other Assets: (0.1)%	(67,198)
	Net Assets 100.0%	$43,612,892

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund (INCMX)

The FundX Flexible Income Fund is our flagship bond fund. INCMX can invest in bond funds of varying maturity and credit quality. It targets areas of the bond market that are excelling in the current market environment, but it also attempts to manage risk. We limit the Fund’s exposure to potentially riskier bonds, like high-yield bonds, and we seek to limit the downside of the portfolio.

INCMX is intended for investors who want a bond fund that can adapt to changing bond market conditions, such as changes in interest rates. As rates rose this summer, we adapted INCMX’s portfolio, reducing exposure to funds that were particularly interest-rate sensitive and increasing exposure to funds that offered some protection against rising rates.

Treasuries are the most interest-rate sensitive part of the bond market and we sold INCMX’s small 5% position in short-term Treasuries in the fourth quarter of 2012. INCMX didn’t own any Treasury or government-only bonds funds during 2013.

We replaced Treasuries with strategic bond funds, like Osterweis Strategic Income (OSTIX) and Thompson Bond (THOPX). These funds generally have had higher yields and lower duration so they potentially offer some protection against rising rates. INCMX’s exposure to strategic funds rose from 13% in September 30, 2012 to 29% in September 30, 2013.

INCMX remained focused on corporate bonds throughout the Annual Report period, but within corporates, we shortened maturities and focused on higher-yielding corporate bonds, which lessened the Fund’s interest-rate risk.  We trimmed the Fund’s intermediate-term bond holdings from 21% down to just 5%, replacing funds like DoubleLine Core Fixed Income (DBLFX) and DoubleLine Total Return (DBLTX), which had been in the portfolio for over a year, in favor of stronger performing high-yield and total-return funds.

Total-return funds, like Merger Fund (MERFX) and Vanguard Wellesley (VWIAX), aren’t fully invested in bonds, so these funds typically have not been as negatively affected by rising rates. INCMX’s exposure to total-return funds rose from 11% in September 30, 2012 to 30% in September 30, 2013.

INCMX can invest in foreign bonds as well as in U.S. bonds, but domestic bond markets generally outperformed foreign during the Annual Report period. INCMX’s small (15%) allocation to world and emerging market bonds didn’t hold up in the second quarter of 2013 and were replaced. This proved to be well timed as emerging market bonds declined in the third quarter.

Looking Ahead

We believe that in order to outperform the Barclays Capital Aggregate Bond Index over time, we have to be willing to be different from the index and that certainly held true for the year ending September 30, 2013. The Barclays Capital Aggregate Bond Index is primarily invested in government bonds, Treasury bonds and mortgage-backed bonds.  But by seeking out better performing areas of the bond market, INCMX beat the index, generating positive returns for the year ending September 30, 2013, while many bond strategies, including the Barclays Capital Aggregate Bond Index, were negative.

INCMX has performed well as rates rose, and we believe there are also a variety of ways for INCMX to potentially add value if rates stabilize.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund

FundX Flexible Income Fund
Value of $10,000 vs Barclays Capital Aggregate Bond Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.

	1 Year	3 Year	5 Year	10 Year
FundX Flexible Income Fund	2.58%	3.49%	5.55%	5.26%
Barclays Capital Aggregate Bond Index	-1.68%	2.86%	5.41%	4.59%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.10%	0.10%	0.17%	1.70%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.  The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund

Schedule of Investments at September 30, 2013

Shares		Value
	INVESTMENT COMPANIES: 99.6%
	High Yield Bond Funds: 24.8%
1,026,802	Ivy High Income Fund	$8,871,569
922,049	Janus High-Yield Fund	8,510,508
1,982,354	John Hancock High Yield Fund	7,532,945
1,600,404	MainStay High Yield Corporate Bond Fund	9,586,419
	Total High Yield Bond Funds	34,501,441
	Intermediate Term Bond Funds: 5.0%
694,838	TCW Total Return Bond Fund	6,948,377
	Total Intermediate Term Bond Funds	6,948,377
	Short-Term Bond Funds: 10.2%
1,618,968	Metropolitan West Low Duration Bond Fund	14,214,539
	Total Short-Term Bond Funds	14,214,539
	Strategic Bond Funds: 29.1%
414,212	Loomis Sayles Bond Fund	6,250,459
1,287,270	Osterweis Strategic Income Fund	15,176,918
469,440	PIMCO Income Fund	5,755,337
1,130,039	Thompson Bond Fund	13,255,358
	Total Strategic Bond Funds	40,438,072
	Total Return Funds: 30.5%
1,319,711	Manning & Napier Fund, Inc. - Pro Blend Conservative Term Series Fund	14,741,174
879,911	Merger Fund	14,236,953
221,562	Vanguard Wellesley Income Fund	13,320,320
	Total Total Return Funds	42,298,447
	Total Investment Companies
	(Cost $135,092,873)	138,400,876
	SHORT-TERM INVESTMENTS: 0.1%
87,900	Fidelity Institutional Money Market Funds - Government Portfolio, 0.01%#	87,900
	Total Short-Term Investments
	(Cost $87,900)	87,900
	Total Investments: 99.7%
	(Cost $135,180,773)	138,488,776
	Other Assets in Excess of Liabilities: 0.3%	346,565
	Net Assets: 100.0%	$138,835,341

#	Annualized seven-day yield as of September 30, 2013.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund (UNBOX)

The FundX ETF Aggressive Upgrader Fund is an unconstrained ETF-only portfolio; we can invest UNBOX in the hottest sectors, countries and segments of the market. At times the Fund may be 100% invested in these more concentrated ETFs.

UNBOX is designed for investors who want an aggressive ETF portfolio that seeks to adapt to changing markets, and markets have certainly changed over the 12 months ending September 30, 2013.

As of our last Annual Report dated September 30, 2012, UNBOX was primarily invested in sector ETFs. It had 23% in technology ETFs like SPDR Technology (XLK) and PowerShares QQQ (QQQ), 18% in real estate and homebuilder ETFs like SPDR Homebuilders (XHB), and 16% in healthcare and biotech funds like iShares Nasdaq Biotechnology (IBB).

But 2013’s small-cap trend led us to replace many sector-specific positions with leading small- and mid-cap ETFs like iShares Russell 2000 Growth (IWO),  iShares S&P Small Cap 600 Index (IJR), and iShares S&P 400 Mid Cap Value (IJJ).  Small- and mid-cap ETFs made up over 50% of UNBOX’s portfolio as of September 30, 2013.

Sector ETFs continue to be a substantial part of UNBOX’s portfolio. Leading biotech and health care ETFs now make up 30% of the portfolio. UNBOX also has positions in financial services and consumer discretionary ETFs.

UNBOX can take advantage of opportunities around the globe, but domestic markets outperformed foreign markets for most of the Annual Report period and this has kept the Fund invested in U.S. ETFs for most of the year ending September 30, 2013. International ETFs were strong performers at the end of 2012, and we increased UNBOX’s exposure, adding positions in iShares MSCI EAFE (EFA) and single-country ETFs like iShares MSCI Germany (EWG). But these funds didn’t keep pace with better performing U.S. small-cap ETFs and were replaced.  More recently in the third quarter, Asia ETFs were strong performers and UNBOX has exposure to iShares Xinhua China (FXI) and PowerShares Golden Dragon (PGJ).

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund

FundX ETF Aggressive Upgrader Fund
Value of $10,000 vs S&P 500 Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.

				Since Inception
	1 Year	3 Year	5 Year	(1/31/07)
FundX ETF Aggressive Upgrader Fund	10.94%	8.89%	3.41%	1.90%
S&P 500 Index	19.34%	16.27%	10.02%	4.63%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund

Schedule of Investments at September 30, 2013

Shares		Value
	INVESTMENT COMPANIES: 99.8%
	Core Funds: 10.6%
6,900	iShares S&P Mid-Cap 400 Value ETF	$745,338
	Total Core Funds	745,338
	Speculative Funds: 89.2%
5,800	Health Care Select Sector SPDR Fund	293,306
6,400	iShares Xinhua China Large-Cap ETF	237,312
7,000	iShares Core S&P Small-Cap ETF	698,390
5,750	iShares Micro-Cap ETF	393,013
3,500	iShares Nasdaq Biotechnology ETF	733,600
7,000	iShares Russell 2000 Growth ETF	880,880
6,100	iShares S&P Small-Cap 600 Value ETF	623,542
7,900	iShares U.S. Financial Services ETF	585,469
7,000	iShares U.S. Healthcare ETF	748,440
5,000	Powershares Golden Dragon China Portfolio	143,300
2,800	SPDR S&P Biotech ETF	361,648
5,800	Vanguard Consumer Discretionary ETF	573,156
	Total Speculative Funds	6,272,056
	Total Investment Companies
	(Cost $6,509,179)	7,017,394
	Total Investments: 99.8%
	(Cost $6,509,179)	7,017,394
	Other Assets in Excess of Liabilities: 0.2%	14,425
	Net Assets: 100.0%	$7,031,819

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund (REMIX)

The FundX ETF Upgrader Fund is a moderate growth ETF-only portfolio. This global growth fund invests primarily in core, diversified ETFs and has limited exposure to more speculative ETFs, such as sector or single-country ETFs.

REMIX is designed for investors who want a core equity portfolio that seeks to adapt to changing markets, and markets have certainly changed over the 12 months ending September 30, 2013.

REMIX began the Annual Report period with exposure to both growth and value funds. It held large-cap growth funds like Vanguard Mega Cap 300 Growth (MGK) and value-oriented dividend ETFs like iShares High Dividend ETF (HDV).

But in 2013, small- and mid-cap stocks outperformed larger-cap stocks. This led us to replace REMIX’s large-cap growth positions with small-cap growth ETFs like iShares S&P Small Cap 600 Growth (IJT). We also sold dividend ETFs in favor of mid-cap value funds like iShares S&P Mid Cap 400 Value (IJJ) and Vanguard Mid-Cap Value (VOE). By September 30, 2013, over 36% of REMIX’s portfolio was invested in small- and mid-cap ETFs.

REMIX can take advantage of opportunities around the globe, but domestic markets outperformed foreign markets for most of the Annual Report period and this has kept the Fund invested primarily in the U.S. International ETFs were strong performers at the end of 2012, and we increased REMIX’s exposure to international funds, particularly those focused on Europe, such as iShares MSCI EAFE (EFA). These positions had gains in the first quarter of 2013, but they didn’t keep pace with better performing U.S. small-cap and value ETFs and were replaced.

International funds once again took the lead in the third quarter of 2013 and REMIX now has a small allocation to Vanguard Europe (VGK). If foreign markets continue to do well, we’ll be led to increase REMIX’s exposure to international ETFs. But if U.S. markets pull ahead, REMIX’s substantial allocation to U.S. funds will likely participate.

REMIX allocates 30% to more speculative funds, such as single country or sector funds. Home builders had been a strong performer in 2012, and REMIX’s position in SPDR S&P Homebuilders (XHB) added value, but it faltered in 2013 and was replaced.  REMIX’s biotech and health care positions, such as SPDR Health Care (XLV) and iShares Nasdaq Biotechnology (IBB), continued to produce good returns this year.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

FundX ETF Upgrader Fund
Value of $10,000 vs S&P 500 Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.

				Since Inception
	1 Year	3 Year	5 Year	(1/31/07)
FundX ETF Upgrader Fund	15.95%	10.76%	4.72%	1.03%
S&P 500 Index	19.34%	16.27%	10.02%	4.63%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

Schedule of Investments at September 30, 2013

Shares		Value
	INVESTMENT COMPANIES: 100.0%
	Core Funds: 69.4%
15,000	Guggenheim S&P 500 Equal Weight ETF	$978,000
12,600	iShares Russell 3000 Growth ETF	810,432
12,400	iShares S&P Mid-Cap 400 Value ETF	1,339,448
16,600	Powershares FTSE RAFI US 1000 Portfolio	1,253,300
12,000	Vanguard FTSE Europe ETF	654,120
5,840	Vanguard Mid-Cap Value ETF	427,663
	Total Core Funds	5,462,963
	Speculative Funds: 30.6%
3,600	Health Care Select Sector SPDR Fund	182,052
2,500	iShares Core S&P Small-Cap ETF	249,425
2,100	iShares Micro-Cap ETF	143,535
1,000	iShares Nasdaq Biotechnology ETF	209,600
2,900	iShares Russell 2000 Growth ETF	364,936
1,500	iShares S&P Small-Cap 600 Growth ETF	162,540
3,300	iShares S&P Small-Cap 600 Value ETF	337,326
2,100	iShares U.S. Financial Services ETF	155,631
1,500	Powershares Golden Dragon China Portfolio	42,990
1,800	Vanguard Consumer Discretionary ETF	177,876
4,900	Vanguard Extended Market ETF	377,888
	Total Speculative Funds	2,403,799
	Total Investment Companies
	(Cost $7,294,979)	7,866,762
	Total Investments: 100.0%
	(Cost $7,294,979)	7,866,762
	Other Assets in Excess of Liabilities: 0.0%	1,545
	Net Assets: 100.0%	$7,868,307

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund (TACTX)

The FundX Tactical Upgrader Fund is a hedged equity portfolio that attempts to bridge some of the gap between the volatility of stocks and the relatively low yield of fixed income. TACTX is managed to be much less volatile than a fully invested portfolio of stocks because the Fund’s equity exposure is hedged.

TACTX also has less interest-rate risk because it currently has no exposure to bond funds. Because TACTX’s gains and losses may be independent of near-term stock and bond market performance, it may complement a balanced portfolio of stocks and bonds.

Since our last Annual Report, stocks have continued to climb a wall of worry. Globally, there have been concerns about Syria and Iran. In the U.S., major budget battles threaten both a government shutdown and possibly even a first ever default from the issuer of the world’s reserve currency. There is also uncertainty over the Federal Reserve’s bond purchase program, known as quantitative easing, along with a transition to a new Fed chief. Bond markets weren’t immune from worry either. A modest rise in interest rates hurt bond investors, yet interest rates remain well below historic norms.

In such uncertain times, we believe that TACTX offers investors who are either overweight in fixed income or simply sidelined in cash, a way to add some equity exposure with less volatility than the broad equity market. We expect TACTX to provide investors some of the growth potential of equities without fully participating in sharp stock market advances or declines, and that’s a pretty good summary of how TACTX performed over the 12 months ending September 30, 2013. TACTX stumbled a bit in the final quarter of 2012, but participated in some of the gains of the stock market in 2013 and with much less volatility. Overall gains for the year fell between the stellar gains of stocks and the losses of the total bond index.

TACTX is invested in a broadly diversified portfolio of equity mutual funds and ETFs. Its equity exposure is offset by options strategies, which are designed to limit volatility and potential downside in case of a market correction. Despite the market’s relentless advance, we continue to find a broad range of opportunities to invest in, offset by our hedges. We could have been more defensive through the second quarter correction, and we could have been less defensive at the start of the third quarter, but ultimately buying into dips and selling into rallies paid off.

Looking Ahead

We believe that in order for investors to achieve long-term investment objectives that exceed inflation, investors need to take some risk. Complimenting a balanced portfolio of stocks and bonds with a hedged equity fund like TACTX may allow investors to stay on track by increasing their overall portfolio diversification and therefore potentially smoothing some of the volatility they fear.

TACTX seeks to help manage the risk of market declines. Market corrections over the past year have been short-lived and relatively shallow. We are mindful of the possibility of a steeper pullback in the coming year – especially if valuations become more stretched in the coming months.

We are encouraged to see investors beginning to let go of some of their fears and warm up to equity markets again. We believe these investors have the potential to be rewarded, despite periodic setbacks. We see TACTX playing a role by helping investors invest in equities because they know that we are managing the fund with the goal of reduced risk.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

FundX Tactical Upgrader Fund
Value of $10,000 vs S&P 500 Index, Barclays Capital Aggregate Bond Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.

				Since Inception
	1 Year	3 Year	5 Year	(2/29/08)
FundX Tactical Upgrader Fund	4.22%	5.78%	-0.38%	-3.20%
S&P 500 Index	19.34%	16.27%	10.02%	6.62%
Barclays Capital Aggregate Bond Index	-1.68%	2.86%	5.41%	4.61%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.10%	0.10%	0.17%	0.36%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.  The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

One cannot invest directly in an index.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Schedule of Investments at September 30, 2013

Shares		Value
	INVESTMENT COMPANIES: 94.5%
	Core Funds: 81.2%
159,000	Guggenheim S&P 500 Equal Weight ETF	$10,366,800
118,000	iShares MSCI EAFE ETF	7,527,220
72,000	iShares S&P Mid-Cap 400 Value ETF	7,777,440
98,000	Powershares FTSE RAFI US 1000 Portfolio	7,399,000
149,000	Vanguard FTSE Europe ETF	8,121,990
35,000	Vanguard Mid-Cap Value ETF	2,563,050
	Total Core Funds	43,755,500
	Speculative Funds: 13.3%
24,500	Financial Select Sector SPDR Fund	488,040
15,000	Health Care Select Sector SPDR Fund	758,550
3,500	iShares Nasdaq Biotechnology ETF	733,600
21,500	iShares Russell 2000 Growth ETF	2,705,560
24,000	iShares S&P Small-Cap 600 Value ETF	2,453,280
	Total Speculative Funds	7,139,030
	Total Investment Companies
	(Cost $49,359,552)	50,894,530

Contracts (100 shares per contract)
	PURCHASED OPTIONS: 1.1%
	Put Options: 1.1%
3,000	SPDR S&P 500 ETF Trust, Expiration 10/19/13, Strike Price $168*	627,000
	Total Purchased Options
	(Cost $534,510)	627,000

Shares/Par Value
	SHORT-TERM INVESTMENTS: 6.3%
1,647,540	Fidelity Institutional Money Market Funds - Government Portfolio, 0.01%#	1,647,540
1,750,000	United States Treasury Bill, Maturity Date 12/05/13, 0.078%^	1,749,997
	Total Short-Term Investments
	(Cost $3,397,458)	3,397,537
	Total Investments: 101.9%
	(Cost $53,291,520)	54,919,067
	Liabilities in Excess of Other Assets: (1.9)%	(1,061,511)
	Net Assets: 100.0%	$53,857,556

*	Non-income producing.
#	Annualized seven-day yield as of September 30, 2013.
^	Yield to maturity.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Schedule of Options Written at September 30, 2013

Contracts (100 shares per contract)		Value
	Call Options Written
245	Financial Select Sector SPDR Fund, Expiration 10/19/13, Strike Price $20*	$(7,840)
	Total Call Options Written
	(Premium received $9,861)	$(7,840)

*	Non-income producing.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund (TOTLX)

The FundX Tactical Total Return Fund is a hedged total-return portfolio that attempts to offer investors an alternative to investing in fixed income. TOTLX is managed to be much less volatile than a fully invested portfolio of stocks because the Fund’s equity exposure is hedged. TOTLX also invests in bond funds.

TOTLX also has low interest-rate risk because it incorporates a hedged equity portfolio and may also attempt to directly hedge both credit and interest-rate risk. Because TOTLX’s gains and losses may be independent of near-term stock and bond market performance, it may complement a balanced portfolio of stocks and bonds.

Since our last Annual Report, stocks have continued to climb a wall of worry. Globally, there have been concerns about Syria and Iran. In the U.S., major budget battles threaten both a government shutdown and possibly even a first ever default from the issuer of the world’s reserve currency. There is also uncertainty over the Federal Reserve’s bond purchase program, known as quantitative easing, along with a transition to a new Fed chief. Bond markets weren’t immune from worry either. A modest rise in interest rates hurt bond investors, yet interest rates remain well below historic norms.

In such uncertain times, we believe that TOTLX offers investors who are either overweight in fixed income or simply sidelined in cash, an alternative total-return strategy seeking less volatility than the broad equity market. We expect TOTLX to provide investors with some of the growth and income potential of stocks and bonds without fully participating in sharp stock market advances or declines or being directly impacted by rising or falling interest rates. That’s a pretty good summary of how TOTLX performed over the 12 months ending September 30, 2013. Overall gains for the year fell between the stellar gains of stocks and the losses of the total bond index with much less volatility than a balanced portfolio of stocks and bonds (as represented by an equal blend of the S&P 500 index and Barclays Aggregate bond index).

TOTLX is invested in a broadly diversified portfolio of stock and bond funds and ETFs. Its equity exposure is offset by options strategies, which are designed to limit volatility and potential downside in case of a market correction. Its fixed income is broadly diversified yet actively managed and occasionally hedged. TOTLX also invests in fixed income alternatives like merger arbitrage funds and other less volatile equity funds.

Despite the market’s relentless advance and uncertainty about the future direction of interest rates, we continue to find a broad range of opportunities to invest in, offset by our hedges. We could have been more defensive through the second quarter correction, and we could have been less defensive at the start of the third quarter, but ultimately buying into dips and selling into rallies paid off.

Looking Ahead

We believe that in order for investors to achieve long-term investment objectives that exceed inflation, investors need to take some risk. Complimenting a balanced portfolio of stocks and bonds with a hedged total-return fund like TOTLX may allow investors to stay on track by increasing their overall portfolio diversification and potential smoothing some of the volatility they fear.

TOTLX seeks to help manage the risk of stock and bond market declines. Bonds have been weak over the past year and low yields remain a headwind. Stock market corrections over the past year have been short-lived and relatively shallow, but we are mindful of the possibility of a steeper pullback in the coming year – especially if valuations become more stretched in the coming months.

We are encouraged to see investors beginning to let go of some of their fears and warm up to equity markets again. We believe these investors have the potential to be rewarded, despite periodic setbacks. We also are starting to see investors seeking to reduce excess exposure to bonds, and we expect that trend to continue – especially if interest rates continue to rise closer to their historic norms. We see TOTLX playing a role by helping investors find a total-return-oriented alternative with potentially less volatility than the broad equity market.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

FundX Tactical Total Return Fund
Value of $10,000 vs S&P 500 Index, Barclays Capital Aggregate Bond Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.

			Since Inception
	1 Year	3 Year	(5/29/09)
FundX Tactical Total Return Fund	2.49%	3.90%	4.47%
S&P 500 Index	19.34%	16.27%	17.39%
Barclays Capital Aggregate Bond Index	-1.68%	2.86%	4.85%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.10%	0.10%	0.12%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.  The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity.  Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes.  The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

One cannot invest directly in an index.

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FundX Tactical Total Return Fund

Schedule of Investments at September 30, 2013

Shares		Value
	INVESTMENT COMPANIES: 93.2%
	Bond Funds: 29.0%
24,509	Ivy High Income Fund	$211,759
22,180	Janus High-Yield Fund	204,721
46,255	John Hancock High Yield Fund	175,769
14,313	Loomis Sayles Bond Fund	215,981
35,288	MainStay High Yield Corporate Bond Fund	211,377
41,186	Metropolitan West Low Duration Bond Fund	361,611
31,499	Osterweis Strategic Income Fund	371,370
14,001	PIMCO Income Fund	171,652
6,884	TCW Total Return Bond Fund	68,840
7,849	Thompson Bond Fund	92,067
	Total Bond Funds	2,085,147
	Core Funds: 41.3%
11,000	Guggenheim S&P 500 Equal Weight ETF	717,200
8,500	iShares MSCI EAFE ETF	542,215
2,800	iShares S&P Mid-Cap 400 Value ETF	302,456
8,500	Powershares FTSE RAFI US 1000 Portfolio	641,750
10,000	Vanguard FTSE Europe ETF	545,100
3,000	Vanguard Mid-Cap Value ETF	219,690
	Total Core Funds	2,968,411
	Speculative Funds: 8.4%
2,200	Financial Select Sector SPDR Fund	43,824
1,400	Health Care Select Sector SPDR Fund	70,798
400	iShares Nasdaq Biotechnology ETF	83,840
2,100	iShares Russell 2000 Growth ETF	264,264
1,400	iShares S&P Small-Cap 600 Value ETF	143,108
	Total Speculative Funds	605,834
	Total Return Funds: 14.5%
23,942	Manning & Napier Fund, Inc. - Pro Blend Conservative Term Series Fund	327,746
21,684	Merger Fund	350,852
6,124	Vanguard Wellesley Income Fund	368,169
	Total Total Return Funds	1,046,767
	Total Investment Companies
	(Cost $6,517,337)	6,706,159

Contracts (100 shares per contract)
	PURCHASED OPTIONS: 0.7%
	Put Options: 0.7%
240	SPDR S&P 500 ETF Trust, Expiration 10/19/13, Strike Price $168*	50,160
	Total Purchased Options
	(Cost $42,761)	50,160

The accompanying notes are an integral part of these financial statements.

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FundX Tactical Total Return Fund

Schedule of Investments at September 30, 2013, Continued

Shares		Value
	SHORT-TERM INVESTMENTS: 3.2%
229,143	Fidelity Institutional Money Market Funds - Government Portfolio, 0.01%#	$229,143
	Total Short-Term Investments
	(Cost $229,143)	229,143
	Total Investments: 97.1%
	(Cost $6,789,241)	6,985,462
	Other Assets in Excess of Liabilities: 2.9%	210,313
	Net Assets: 100.0%	$7,195,775

*	Non-income producing.
#	Annualized seven-day yield as of September 30, 2013

The accompanying notes are an integral part of these financial statements.

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FundX Tactical Total Return Fund

Schedule of Options Written at September 30, 2013

Contracts (100 shares per contract)		Value
	Call Options Written
22	Financial Select Sector SPDR Fund, Expiration 10/19/13, Strike Price $20*	$(704)
	Total Call Options Written
	(Premium received $885)	$(704)

*	Non-income producing.

The accompanying notes are an integral part of these financial statements.

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FundX Upgrader Funds

Statements of Assets and Liabilities at September 30, 2013

	FundX	FundX Aggressive	FundX Conservative	FundX Flexible
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Income Fund
ASSETS
Investments in securities, at value (identified cost $223,781,448,
$61,066,060, $40,048,459 and $135,180,773, respectively) (Note 2)	$254,802,584	$69,347,908	$43,680,090	$138,488,776
Cash	250,000	154,698	104,417	228,639
Deposits at brokers for written options	—	—	—	—
Receivables:
Investment securities sold	14,321,757	53,919	2,379,830	—
Fund shares sold	148,902	6,926	25,157	370,771
Due from Advisor	—	—	—	—
Dividends and interest	3	—	12,960	101,532
Prepaid expenses and other assets	53,694	30,974	15,136	35,560
Total assets	269,576,940	69,594,425	46,217,590	139,225,278

LIABILITIES
Written Options, at value (Premiums received
of $0, $0, $0 and $0, respectively)	—	—	—	—
Payables:
Investment securities purchased	14,248,167	—	2,356,822	81,916
Fund shares redeemed	2,554,438	110,673	165,244	131,513
Investment advisory fees, net	202,451	51,511	29,790	79,599
Adminstration fees	43,302	11,698	7,495	24,613
Custody fees	3,970	1,469	1,085	2,419
Fund accounting fees	26,200	7,313	4,761	14,877
Transfer agent fees	43,037	15,452	11,369	20,838
Trustee fees	2,118	1,416	1,323	1,712
Chief Compliance Officer fees	1,500	1,500	1,500	1,500
Other accrued expenses	43,376	30,551	25,309	30,950
Total liabilities	17,168,559	231,583	2,604,698	389,937

NET ASSETS	$252,408,381	$69,362,842	$43,612,892	$138,835,341

Net assets applicable to shares outstanding	$252,408,381	$69,362,842	$43,612,892	$138,835,341
Shares outstanding; unlimited number
of shares authorized without par value	5,976,591	1,418,392	1,170,106	4,578,720
Net asset value, offering and redemption price per share	$42.23	$48.90	$37.27	$30.32

COMPONENTS OF NET ASSETS
Paid-in capital	$312,083,092	$95,079,118	$39,959,471	$131,330,192
Undistributed (accumulated) net investment income (loss)	756,698	39,042	278,615	3,350,692
Accumulated net realized gain (loss) on investments	(91,452,545)	(34,037,166)	(256,825)	846,454
Net unrealized appreciation on investments	31,021,136	8,281,848	3,631,631	3,308,003
Net assets	$252,408,381	$69,362,842	$43,612,892	$138,835,341

The accompanying notes are an integral part of these financial statements.

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FundX Upgrader Funds

Statements of Assets and Liabilities at September 30 2013, Continued

	FundX ETF Aggressive	FundX ETF	FundX Tactical	FundX Tactical
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Total Return Fund
ASSETS
Investments in securities, at value (identified cost $6,509,179,
$7,294,979, $53,291,520 and $6,789,241, respectively) (Note 2)	$7,017,394	$7,866,762	$54,919,067	$6,985,462
Cash	23,702	19,097	790,491	294,737
Deposits at brokers for written options	—	—	8,783	18,006
Receivables:
Investment securities sold	10,784	—	6,165,897	400,889
Fund shares sold	—	—	119,613	88,055
Due from Advisor	9,966	10,549	—	14,679
Dividends and interest	—	—	4	3,383
Prepaid expenses and other assets	5,871	6,738	8,884	8,597
Total assets	7,067,717	7,903,146	62,012,739	7,813,808

LIABILITIES
Written Options, at value (Premiums received
of $0, $0, $9,861 and $885, respectively)	—	—	7,840	704
Payables:
Investment securities purchased	—	—	7,945,269	580,772
Fund shares redeemed	—	—	112,000	—
Investment advisory fees, net	—	—	40,387	—
Adminstration fees	2,771	2,771	7,827	2,078
Custody fees	626	499	1,242	783
Fund accounting fees	939	1,027	4,935	1,058
Transfer agent fees	5,901	5,479	8,202	5,107
Trustee fees	1,183	1,185	1,327	1,182
Chief Compliance Officer fees	1,500	1,500	1,500	1,500
Other accrued expenses	22,978	22,378	24,654	24,849
Total liabilities	35,898	34,839	8,155,183	618,033

NET ASSETS	$7,031,819	$7,868,307	$53,857,556	$7,195,775

Net assets applicable to shares outstanding	$7,031,819	$7,868,307	$53,857,556	$7,195,775
Shares outstanding; unlimited number
of shares authorized without par value	255,608	309,994	2,628,331	276,118
Net asset value, offering and redemption price per share	$27.51	$25.38	$20.49	$26.06

COMPONENTS OF NET ASSETS
Paid-in capital	$28,710,157	$11,624,093	$87,125,141	$6,859,489
Undistributed (accumulated) net investment income (loss)	(26,098)	10,599	(31,112)	82,762
Accumulated net realized gain (loss) on investments	(22,160,455)	(4,338,168)	(34,866,041)	57,121
Net unrealized appreciation on investments	508,215	571,783	1,629,568	196,403
Net assets	$7,031,819	$7,868,307	$53,857,556	$7,195,775

The accompanying notes are an integral part of these financial statements.

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FundX Upgrader Funds

Statements of Operations For the Year Ended September 30, 2013

	FundX	FundX Aggressive	FundX Conservative	FundX Flexible
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Income Fund
INVESTMENT INCOME
Dividends	$3,979,004	$1,018,633	$1,374,033	$6,083,011
Interest	33	12	4	—
Total investment income	3,979,037	1,018,645	1,374,037	6,083,011

EXPENSES (NOTE 3)
Investment advisory fees	2,505,136	682,778	438,959	982,335
Transfer agent fees	215,776	80,523	56,203	106,292
Fund accounting fees	104,108	28,780	18,883	58,657
Administration fees	171,751	47,084	30,628	99,394
Reports to shareholders	49,197	16,708	10,625	22,626
Custody fees	17,688	6,842	4,663	9,027
Audit fees	24,300	23,801	20,000	20,500
Registration fees	36,226	26,700	31,839	35,313
Trustee fees	5,954	3,836	3,722	5,084
Miscellaneous expenses	6,692	3,065	2,999	4,569
Chief Compliance Officer fees	7,500	5,000	5,000	6,000
Interest expense (Note 6)	2,591	581	806	2,527
Legal fees	4,917	4,659	5,542	5,269
Insurance expense	1,885	1,599	1,554	1,982
Total expenses	3,153,721	931,956	631,423	1,359,575
Less: fees waived	(4,891)	(5,695)	(6,121)	—
Less: expenses paid indirectly (Note 3)	(37,287)	(9,951)	(7,803)	(25,025)
Net expenses	3,111,543	916,310	617,499	1,334,550
Net investment income	867,494	102,335	756,538	4,748,461

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	33,147,114	10,422,554	2,733,565	525,842
Written options	—	—	—	—
Net realized gains	33,147,114	10,422,554	2,733,565	525,842
Long-term capital gain distributions from mutual funds	1,370,629	375,915	252,058	437,432
Short-term capital gain distributions from mutual funds	226,738	68,657	92,433	496,111
Change in net unrealized appreciation on investments	9,447,304	969,358	1,218,841	(2,766,443)
Net realized and unrealized gain (loss) on investments	44,191,785	11,836,484	4,296,897	(1,307,058)
Net increase in net assets resulting from operations	$45,059,279	$11,938,819	$5,053,435	$3,441,403

The accompanying notes are an integral part of these financial statements.

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FundX Upgrader Funds

Statements of Operations For the Year Ended September 30, 2013, Continued

	FundX ETF Aggressive	FundX ETF	FundX Tactical	FundX Tactical
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Total Return Fund
INVESTMENT INCOME
Dividends	$99,578	$135,624	$508,255	$194,216
Interest	—	—	3,071	276
Total investment income	99,578	135,624	511,326	194,492

EXPENSES (NOTE 3)
Investment advisory fees	84,699	79,805	441,260	72,423
Transfer agent fees	25,873	22,850	38,861	21,747
Fund accounting fees	3,812	3,921	18,173	4,166
Administration fees	10,390	10,723	30,192	7,894
Reports to shareholders	2,225	1,316	6,957	3,652
Custody fees	2,581	2,331	4,244	2,574
Audit fees	20,001	20,000	20,000	20,000
Registration fees	25,575	29,420	31,487	28,615
Trustee fees	3,201	3,704	4,073	3,646
Miscellaneous expenses	1,955	2,252	2,585	1,837
Chief Compliance Officer fees	5,000	5,000	5,000	4,999
Interest expense (Note 6)	656	285	2,462	27
Legal fees	5,869	5,683	5,693	5,884
Insurance expense	1,664	1,382	1,588	1,550
Total expenses	193,501	188,672	612,575	179,014
Less: fees waived	(67,828)	(70,603)	(3,774)	(71,834)
Less: expenses paid indirectly (Note 3)	—	—	(2,035)	—
Net expenses	125,673	118,069	606,766	107,180
Net investment income (loss)	(26,095)	17,555	(95,440)	87,312

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on:
Investments	1,666,970	942,207	766,842	52,379
Written options	—	—	(6,031)	(3,908)
Net realized gains	1,666,970	942,207	760,811	48,471
Long-term capital gain distributions from mutual funds	—	—	—	9,925
Short-term capital gain distributions from mutual funds	—	—	—	13,254
Change in net unrealized appreciation (depreciation) on investments	(808,303)	230,654	902,688	(4,819)
Net realized and unrealized gain on investments	858,667	1,172,861	1,663,499	66,831
Net increase in net assets resulting from operations	$832,572	$1,190,416	$1,568,059	$154,143

The accompanying notes are an integral part of these financial statements.

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FundX Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$867,494	$1,421,910
Net realized gain on investments	33,147,114	10,841,117
Capital gain distributions from regulated investment companies	1,597,367	1,285,221
Change in net unrealized appreciation of investments	9,447,304	40,555,548
Net increase in net assets resulting from operations	45,059,279	54,103,796

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,888,945)	(370,171)
Total distributions to shareholders	(1,888,945)	(370,171)

CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(46,860,298)	(48,273,213)
Total change in net assets	(3,689,964)	5,460,412

NET ASSETS
Beginning of period/year	256,098,345	250,637,933
End of period/year	$252,408,381	$256,098,345
Undistributed net investment income	$756,698	$1,551,411

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2013		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	961,425	$36,722,898	1,135,299	$37,375,965
Shares issued in reinvestment of distributions	51,125	1,854,829	11,282	361,699
Shares redeemed (b)	(2,246,814)	(85,438,025)	(2,599,238)	(86,010,877)
Net change in shares outstanding	(1,234,264)	$(46,860,298)	(1,452,657)	$(48,273,213)

(b)	Net of redemption fees of $4,691 and $10,858, respectively.

The accompanying notes are an integral part of these financial statements.

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FundX Aggressive Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$102,335	$5,380
Net realized gain on investments	10,422,554	2,643,204
Capital gain distributions from regulated investment companies	444,572	657,023
Change in net unrealized appreciation of investments	969,358	13,034,717
Net increase in net assets resulting from operations	11,938,819	16,340,324

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(204,531)	—
Total distributions to shareholders	(204,531)	—

CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(13,910,702)	(19,690,430)
Total change in net assets	(2,176,414)	(3,350,106)

NET ASSETS
Beginning of period/year	71,539,256	74,889,362
End of period/year	$69,362,842	$71,539,256
Undistributed net investment income (loss)	$39,042	$72,581

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2013		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	151,726	$6,673,760	267,375	$10,289,227
Shares issued in reinvestment of distributions	4,819	202,864	—	—
Shares redeemed (b)	(478,042)	(20,787,326)	(783,951)	(29,979,657)
Net change in shares outstanding	(321,497)	$(13,910,702)	(516,576)	$(19,690,430)

(b)	Net of redemption fees of $236 and $1,528, respectively.

The accompanying notes are an integral part of these financial statements.

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FundX Conservative Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$756,538	$777,477
Net realized gain on investments	2,733,565	1,155,796
Capital gain distributions from regulated investment companies	344,491	79,456
Change in net unrealized appreciation of investments	1,218,841	5,846,160
Net increase in net assets resulting from operations	5,053,435	7,858,889

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,141,932)	(795,562)
Total distributions to shareholders	(1,141,932)	(795,562)

CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(6,855,300)	(15,483,385)
Total change in net assets	(2,943,797)	(8,420,058)

NET ASSETS
Beginning of period/year	46,556,689	54,976,747
End of period/year	$43,612,892	$46,556,689
Undistributed net investment income	$278,615	$571,576

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2013		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	176,471	$6,188,100	203,216	$6,558,181
Shares issued in reinvestment of distributions	33,292	1,129,940	24,645	780,511
Shares redeemed (b)	(406,846)	(14,173,340)	(705,467)	(22,822,077)
Net change in shares outstanding	(197,083)	$(6,855,300)	(477,606)	$(15,483,385)

(b)	Net of redemption fees of $647 and $15,163, respectively.

The accompanying notes are an integral part of these financial statements.

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FundX Flexible Income Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$4,748,461	$4,226,579
Net realized gain on investments	525,842	1,481,579
Capital gain distributions from regulated investment companies	933,543	531,189
Change in net unrealized appreciation (depreciation) of investments	(2,766,443)	5,030,803
Net increase in net assets resulting from operations	3,441,403	11,270,150

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,522,550)	(5,221,348)
From net realized gain	(1,747,598)	(1,276,733)
Total distributions to shareholders	(7,270,148)	(6,498,081)

CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	7,296,782	(42,643,648)
Total change in net assets	3,468,037	(37,871,579)

NET ASSETS
Beginning of period/year	135,367,304	173,238,883
End of period/year	$138,835,341	$135,367,304
Undistributed net investment income	$3,350,692	$3,670,080

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2013		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,670,845	$50,709,486	792,721	$24,012,707
Shares issued in reinvestment of distributions	240,576	7,190,825	216,377	6,398,273
Shares redeemed (b)	(1,651,311)	(50,603,529)	(2,420,331)	(73,054,628)
Net change in shares outstanding	260,110	$7,296,782	(1,411,233)	$(42,643,648)

(b)	Net of redemption fees of $3,660 and $3,982, respectively.

The accompanying notes are an integral part of these financial statements.

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FundX ETF Aggressive Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$(26,095)	$8,978
Net realized gain on investments	1,666,970	335,747
Capital gain distributions from regulated investment companies	—	—
Change in net unrealized appreciation (depreciation) of investments	(808,303)	2,137,245
Net increase in net assets resulting from operations	832,572	2,481,970

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(8,981)	—
Total distributions to shareholders	(8,981)	—

CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(3,608,127)	(8,794,880)
Total change in net assets	(2,784,536)	(6,312,910)

NET ASSETS
Beginning of period/year	9,816,355	16,129,265
End of period/year	$7,031,819	$9,816,355
Undistributed net investment income (loss)	$(26,098)	$8,978

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2013		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	91,526	$2,335,392	247,927	$5,642,427
Shares issued in reinvestment of distributions	351	8,939	—	—
Shares redeemed	(231,692)	(5,952,458)	(635,565)	(14,437,307)
Net change in shares outstanding	(139,815)	$(3,608,127)	(387,638)	$(8,794,880)

The accompanying notes are an integral part of these financial statements.

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FundX ETF Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$17,555	$45,051
Net realized gain on investments	942,207	365,049
Capital gain distributions from regulated investment companies	—	—
Change in net unrealized appreciation of investments	230,654	712,559
Net increase in net assets resulting from operations	1,190,416	1,122,659

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(52,005)	(19,802)
Total distributions to shareholders	(52,005)	(19,802)

CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(1,118,174)	2,077,172
Total change in net assets	20,237	3,180,029

NET ASSETS
Beginning of period/year	7,848,070	4,668,041
End of period/year	$7,868,307	$7,848,070
Undistributed net investment income	$10,599	$45,049

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2013		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	93,860	$2,178,747	255,371	$5,339,219
Shares issued in reinvestment of distributions	1,976	44,675	977	19,668
Shares redeemed	(141,884)	(3,341,596)	(156,560)	(3,281,715)
Net change in shares outstanding	(46,048)	$(1,118,174)	99,788	$2,077,172

The accompanying notes are an integral part of these financial statements.

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FundX Tactical Upgrader Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(95,440)	$(190,749)
Net realized gain (loss) on investments	766,842	(623,576)
Net realized gain (loss) on written options	(6,031)	2,661,737
Capital gain distributions from regulated investment companies	—	—
Change in net unrealized appreciation of investments	902,688	1,220,013
Net increase in net assets resulting from operations	1,568,059	3,067,425

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—
From net realized gain	—	—
Total distributions to shareholders	—	—

CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	7,846,204	12,740,020
Total change in net assets	9,414,263	15,807,445

NET ASSETS
Beginning of period/year	44,443,293	28,635,848
End of period/year	$53,857,556	$44,443,293
Undistributed net investment income (loss)	$(31,112)	$(162,854)

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2013		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,019,746	$20,495,708	1,472,948	$27,823,479
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed (b)	(650,311)	(12,649,504)	(787,029)	(15,083,459)
Net change in shares outstanding	369,435	$7,846,204	685,919	$12,740,020

(b)	Net of redemption fees of $15 and $479, respectively.

The accompanying notes are an integral part of these financial statements.

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FundX Tactical Total Return Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$87,312	$38,328
Net realized gain (loss) on investments	52,379	(77,074)
Net realized gain (loss) on written options	(3,908)	261,240
Capital gain distributions from regulated investment companies	23,179	5,904
Change in net unrealized appreciation (depreciation) of investments	(4,819)	264,080
Net increase in net assets resulting from operations	154,143	492,478

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(59,260)	(5,018)
From net realized gain	(180,580)	(325,070)
Total distributions to shareholders	(239,840)	(330,088)

CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(865,103)	2,267,796
Total change in net assets	(950,800)	2,430,186

NET ASSETS
Beginning of period/year	8,146,575	5,716,389
End of period/year	$7,195,775	$8,146,575
Undistributed net investment income	$82,762	$41,456

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2013		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	50,690	$1,314,267	173,238	$4,459,420
Shares issued in reinvestment of distributions	9,422	239,596	13,030	329,786
Shares redeemed (b)	(93,654)	(2,418,966)	(96,914)	(2,521,410)
Net change in shares outstanding	(33,542)	$(865,103)	89,354	$2,267,796

(b)	Net of redemption fees of $0 and $70, respectively.

The accompanying notes are an integral part of these financial statements.

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FundX Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Years Ended		Period Ended
	September 30,		September 30,		Years Ended October 31,
	2013	2012	2011*		2010	2009		2008
Net asset value, beginning of period/year	$35.52	$28.93	$31.34		$27.57	$25.72		$49.65

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.13 (7)	0.18 (7)	(0.01	)(7)	0.02 (7)	0.14		0.74
Net realized and unrealized gain (loss) on investments	6.86	6.45	(2.37)		3.89	1.71		(20.21)
Total from investment operations	6.99	6.63	(2.38)		3.91	1.85		(19.47)

LESS DISTRIBUTIONS:
From net investment income	(0.28)	(0.04)	(0.03)		(0.14)	(0.00	)(3)	(0.74)
From net realized gain	—	—	—		—	—		(3.60)
Distribution in excess	—	—	—		—	—		(0.12)
Total distributions	(0.28)	(0.04)	(0.03)		(0.14)	(0.00	)(3)	(4.46)
Paid-in capital from redemption fees (Note 2)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.00	(3)	0.00	(3)
Net asset value, end of period / year	$42.23	$35.52	$28.93		$31.34	$27.57		$25.72
Total return	19.83%	22.95%	(7.61	)%^	14.20%	7.20%		(42.67	)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$252.4	$256.1	$250.6		$344.6	$385.4		$471.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS(4):
Before fees waived and expenses absorbed	1.26%	1.25%	1.24	%+	1.24%	1.25%		1.16%
After expenses absorbed(5)	1.26%	1.25%	1.24	%+	1.24%	1.25%		1.16%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(4):
Before fees waived and expenses absorbed	0.33%	0.53%	(0.05	)%+	0.05%	0.47%		1.78%
After expenses absorbed(6)	0.33%	0.53%	(0.05	)%+	0.05%	0.47%		1.78%
Portfolio turnover rate	201%	128%	153	%^	139%	201%		167%

(1)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (42.69)%.

(3)	Amount is less than $0.01.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.24%, 1.24%, 1.23%, 1.22%, 1.20%, and 1.11% for the periods/years ended September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010, October 31,2009, and October 31, 2008, respectively.(Note 3)

(6)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 0.35%, 0.54%, (0.04)%, 0.07%, 0.52%, and 1.83% for the periods/years ended September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010, October 31, 2009, and October 31, 2008, respectively. (Note 3)

(7)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Aggressive Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Years Ended		Period Ended
	September 30,		September 30,		Years Ended October 31,
	2013	2012	2011*		2010	2009		2008
Net asset value, beginning of period/year	$41.12	$33.19	$35.93		$31.43	$29.24		$58.51

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.07 (6)	0.00 (6)	(0.14	)(6)	0.03 (6)	0.12		0.84
Net realized and unrealized gain (loss) on investments	7.84	7.93	(2.55)		4.60	2.07		(24.84)
Total from investment operations	7.91	7.93	(2.69)		4.63	2.19		(24.00)

LESS DISTRIBUTIONS:
From net investment income	(0.13)	—	(0.05)		(0.13)	(0.00	)(2)	(0.84)
From net realized gain	—	—	—		—	—		(4.23)
Distributions in excess	—	—	—		—	—		(0.21)
Total distributions	(0.13)	—	(0.05)		(0.13)	(0.00	)(2)	(5.28)
Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00	(2)	0.01
Net asset value, end of period/year	$48.90	$41.12	$33.19		$35.93	$31.43		$29.24
Total return	19.30%	23.89%	(7.51	)%^	14.73%	7.49%		(44.63)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$69.4	$71.5	$74.9		$100.3	$122.6		$157.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	1.37%	1.33%	1.31	%+	1.31%	1.33%		1.23%
After fees waived or recouped(4)	1.36%	1.33%	1.31	%+	1.31%	1.33%		1.23%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	0.13%	0.00%	(0.41	)%+	0.09%	0.36%		1.76%
After fees waived or recouped(5)	0.14%	0.00%	(0.41	)%+	0.09%	0.36%		1.76%
Portfolio turnover rate	207%	139%	153	%^	146%	213%		181%

(1)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.34%, 1.32%, 1.30%, 1.30%, 1.30%, and 1.20% for the period/years ended September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010, October 31, 2009, and October 31, 2008, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been 0.15%, 0.01%, (0.40)%, 0.10%, 0.39%, and 1.79% for the periods/years ended September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010, October 31, 2009, and October 31, 2008, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Conservative Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Years Ended		Period Ended
	September 30,		September 30,		Years Ended October 31,
	2013	2012	2011*		2010	2009	2008
Net asset value, beginning of period/year	$34.05	$29.80	$31.90		$28.56	$26.24	$40.09

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.61 (7)	0.49 (7)	0.47	(7)	0.39 (7)	0.42	0.71
Net realized and unrealized gain (loss) on investments	3.54	4.20	(2.12)		3.29	2.27	(11.00)
Total from investment operations	4.15	4.69	(1.65)		3.68	2.69	(10.29)

LESS DISTRIBUTIONS:
From net investment income	(0.93)	(0.45)	(0.45)		(0.34)	(0.37)	(0.76)
From net realized gain	—	—	—		—	—	(2.81)
Total distributions	(0.93)	(0.45)	(0.45)		(0.34)	(0.37)	(3.57)
Paid-in capital from redemptions fees (Note 2)	0.00 (3)	0.01	0.00	(3)	0.00 (3)	0.00 (3)	0.01
Net asset value, end of period/year	$37.27	$34.05	$29.80		$31.90	$28.56	$26.24
Total return	12.50%	15.88%	(5.31	)%^	12.96%	10.44%	(27.81	)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$43.6	$46.6	$55.0		$65.5	$54.4	$61.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS(4):
Before fees waived and expenses absorbed	1.44%	1.37%	1.32	%+	1.37%	1.36%	1.29%
After fees absorbed or recouped(5)	1.42%	1.37%	1.32	%+	1.37%	1.36%	1.29%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(4):
Before fees waived and expenses absorbed	1.69%	1.49%	1.55	%+	1.27%	1.68%	2.10%
After fees absorbed or recouped(6)	1.71%	1.49%	1.55	%+	1.27%	1.68%	2.10%
Portfolio turnover rate	144%	122%	165	%^	124%	137%	156%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (27.83)%.

(3)	Amount is less than $0.01.
(4)	Does not include expenses of investment companies in which the Fund invests.
(5)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.41%, 1.36% 1.30%, 1.35%, 1.32%, and 1.24% for the periods/years ended September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010, October 31, 2009, and October 31, 2008, respectively. (Note 3)

(6)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 1.72%, 1.50%, 1.85%, 1.29%, 1.72%, and 2.15% for the periods/years ended September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010, October 31, 2009, and October 31, 2008, respectively. (Note 3)

(7)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Flexible Income Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Years Ended		Period Ended
	September 30,		September 30,		Years Ended October 31,
	2013	2012	2011*		2010	2009	2008
Net asset value, beginning of period/year	$31.35	$30.23	$32.19		$30.07	$28.68	$30.93

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	1.03 (6)	0.89 (6)	1.07	(6)	0.93 (6)	1.07	1.04
Net realized and unrealized gain (loss) on investments	(0.24)	1.49	(1.39)		1.92	1.65	(2.05)
Total from investment operations	0.79	2.38	(0.32)		2.85	2.72	(1.01)

LESS DISTRIBUTIONS:
From net investment income	(1.38)	(1.01)	(1.20)		(0.73)	(1.33)	(0.38)
From net realized gain	(0.44)	(0.25)	(0.44)		—	—	(0.86)
Total distributions	(1.82)	(1.26)	(1.64)		(0.73)	(1.33)	(1.24)
Paid-in capital from redemption fees	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of period/year	$30.32	$31.35	$30.23		$32.19	$30.07	$28.68
Total return	2.58%	8.10%	(1.03	)%^	9.67%	9.86%	(3.39)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$138.8	$135.4	$173.2		$174.4	$166.2	$146.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived/recouped and expenses absorbed	0.97%	0.95%	0.93	%+	0.96%	0.97%	0.93%
After fees waived/recouped and expenses absorbed(4)	0.97%	0.95%	0.93	%+	0.96%	0.99%	0.99%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(3):
Before fees waived/recouped and expenses absorbed	3.37%	2.90%	3.74	%+	3.01%	3.03%	3.82%
After fees waived/recouped and expenses absorbed(5)	3.37%	2.90%	3.74	%+	3.01%	3.01%	3.76%
Portfolio turnover rate	101%	79%	141	%^	106%	124%	125%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.005.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 0.95%, 0.94%, 0.92%,  0.94%%, 0.97% and 0.94% for the periods/years ended September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010, October 31, 2009 and October 31, 2008, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 3.39%, 2.91%, 3.75%, 3.03%, 3.03% and 3.81% for the periods/years ended September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010, October 31, 2009 and October 31, 2008, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Aggressive Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Years Ended			Period Ended
	September 30,			September 30,		Years Ended October 31,
	2013		2012	2011*		2010	2009	2008
Net asset value, beginning of period/year	$24.82		$20.60	$22.26		$20.61	$19.06	$33.59

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	(0.08	)(4)	0.02 (4)	(0.08	)(4)	0.15 (4)	0.10	0.30
Net realized and unrealized gain (loss) on investments	2.79		4.20	(1.49)		1.67	1.45	(14.28)
Total from investment operations	2.71		4.22	(1.57)		1.82	1.55	(13.98)

LESS DISTRIBUTIONS:
From net investment income	(0.02)		—	(0.09)		(0.17)	—	(0.30)
From net realized gain	—		—	—		—	—	(0.09)
Distribution in excess	—		—	—		—	—	(0.16)
Total distributions	(0.02)		—	(0.09)		(0.17)	—	(0.55)
Paid-in capital from redemption fees	—		—	—		—	—	0.00 (2)
Net asset value, end of period/year	$27.51		$24.82	$20.60		$22.26	$20.61	$19.06
Total return	10.94%		20.49%	(7.11	)%^	8.81%	8.13%	(42.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$7.0		$9.8	$16.1		$22.3	$38.1	$43.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	2.28%		1.79%	1.57	%+	1.53%	1.46%	1.33%
After fees waived and expenses absorbed	1.48%		1.50%	1.50	%+	1.48%	1.46%	1.39%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	(1.11)%		(0.22)%	(0.41	)%+	0.62%	0.51%	0.93%
After fees waived and expenses absorbed	(0.31)%		0.07%	(0.34	)%+	0.67%	0.51%	0.87%
Portfolio turnover rate	403%		256%	208	%^	374%	450%	407%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.005.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)	Calculated using the average shares outstanding method.
^	Not annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX ETF Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Years Ended		Period Ended
	September 30,		September 30,		Years Ended October 31,
	2013	2012	2011**		2010	2009	2008
Net asset value, beginning of period/year	$22.04	$18.22	$19.60		$17.42	$16.96	$29.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	0.05 (4)	0.15 (4)	0.05	(4)	0.17 (4)	0.24	0.36
Net realized and unrealized gain (loss) on investments	3.45	3.74	(1.37)		2.29	0.30	(12.55)
Net increase from payments by affiliates on the
disposal of investments in violation of restrictions	—	—	—		—	—	0.02
Total from investment operations	3.50	3.89	(1.32)		2.46	0.54	(12.17)

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.07)	(0.06)		(0.28)	(0.08)	(0.36)
From net realized gain	—	—	—		—	—	(0.15)
Distribution in excess	—	—	—		—	—	(0.04)
Total distributions	(0.16)	(0.07)	(0.06)		(0.28)	(0.08)	(0.55)
Paid-in capital from redemption fees (Note 2)	—	—	—		—	—	0.01
Net asset value, end of period/year	$25.38	$22.04	$18.22		$19.60	$17.42	$16.96
Total return	15.95%	21.39%	(6.77	)%^	14.18%	3.25%	(41.68	)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$7.9	$7.8	$4.7		$6.9	$9.6	$13.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	2.36%	2.50%	2.41	%+	2.38%	2.18%	1.83%
After fees waived and expenses absorbed	1.48%	1.50%	1.50	%+	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS(3):
Before fees waived and expenses absorbed	(0.66)%	(0.26)%	(0.62	)%+	0.02%	0.89%	1.21%
After fees waived and expenses absorbed	0.22%	0.74%	0.29	%+	0.90%	1.57%	1.54%
Portfolio turnover rate	297%	221%	282	%^	325%	547%	547%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (41.74%).

(3)	Does not include expenses of investment companies in which the Fund invests.
(4)	Calculated using the average shares outstanding method.
^	Not annualized.
+	Annualized.
**	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Upgrader Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Years Ended				Period Ended		Years Ended		Period Ended
	September 30,				September 30,		October 31,		October 31,
	2013		2012		2011**		2010	2009	2008*
Net asset value, beginning of period/year	$19.67		$18.20		$17.59		$16.85	$17.52	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.04	)(4)	(0.09	)(4)	(0.17	)(4)	0.13 (4)	0.13	0.00	(1)
Net realized and unrealized gain (loss) on investments	0.86		1.56		0.78		0.80	(0.71)	(7.48)
Total from investment operations	0.82		1.47		0.61		0.93	(0.58)	(7.48)
Paid-in capital from redemption fees (Note 2)	0.00	(1)	0.00	(1)	0.00	(1)	0.00 (1)	0.00 (1)	0.00	(1)

LESS DISTRIBUTIONS:
From net investment income	—		—		—		(0.19)	(0.09)	—
From net realized gain	—		—		—		—	—	—
Total distributions	—		—		—		(0.19)	(0.09)	—
Net asset value, end of period/year	$20.49		$19.67		$18.20		$17.59	$16.85	$17.52
Total return	4.22%		8.08%		3.47	%^	5.59%	(3.29)%	(29.92	)%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$53.9		$44.4		$28.6		$32.2	$77.9	$80.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS(5):
Before fees waived/recouped and expenses absorbed	1.39%		1.37%		1.46	%+	1.44%	1.27%	1.24	%+
After fees waived/recouped and expenses absorbed(2)	1.38%		1.37%		1.47	%+	1.44%	1.27%	1.24	%+

RATIO OF NET INVESTMENT (LOSS)
TO AVERAGE NET ASSETS(5):
Before fees waived/recouped and expenses absorbed	(0.23)%		(0.47)%		(1.02	)%+	0.75%	0.70%	0.01	%+
After fees waived/recouped and expenses absorbed(3)	(0.22)%		(0.47)%		(1.03	)%+	0.75%	0.70%	0.01	%+
Portfolio turnover rate	408%		438%		589	%^	331%	1,118%	204	%^

(1)	Amount is less than $0.005.
(2)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.38%, 1.36%, 1.45%, 1.42% and 1.25% for the periods/years ended September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010 and October 31, 2009, respectively. (Note 3)

(3)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been (0.22)%, (0.46)%, (1.01)%, 0.77% and 0.72% for the periods/years ended September 30, 2013, September 30, 2012, September 30, 2011, October 31, 2010 and October 31, 2009, respectively. (Note 3)

(4)	Calculated using the average shares outstanding method.
(5)	Does not include expenses of investment companies in which the Fund invests.
^	Not Annualized.
+	Annualized.
*	Fund commenced operations February 29, 2008.
**	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

WWW.UPGRADERFUNDS.COM

FundX Tactical Total Return Fund

Financial Highlights For a capital share outstanding throughout each period/year

	Years Ended		Period Ended		Year Ended	Period Ended
	September 30,		September 30,		October 31,	October 31,
	2013	2012	2011**		2010	2009*
Net asset value, beginning of period/year	$26.31	$25.95	$26.99		$25.72	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.31 (4)	0.13 (4)	0.11	(4)	0.31 (4)	0.06
Net realized and unrealized gain on investments	0.32	1.71	0.13		1.20	0.66
Total from investment operations	0.63	1.84	0.24		1.51	0.72
Paid-in capital from redemption fees	—	0.00 (1)	—		0.00 (1)	0.00	(1)

LESS DISTRIBUTIONS:
From net investment income	(0.22)	(0.02)	(0.28)		(0.24)	—
From net realized gain	(0.66)	(1.46)	(1.00)		—	—
Total distributions	(0.88)	(1.48)	(1.28)		(0.24)	—
Net asset value, end of period/year	$26.06	$26.31	$25.95		$26.99	$25.72
Total return	2.49%	7.33%	0.84	%^	5.93%	2.88	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$7.2	$8.1	$5.7		$5.2	$7.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.47%	2.21%	2.97	%+	2.50%	3.94	%+
After fees waived and expenses absorbed(2)	1.48%	1.50%	1.50	%+	1.50%	1.50	%+

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.22%	(0.20)%	(1.03	)%+	0.15%	(1.49	)%+
After fees waived and expenses absorbed(3)	1.21%	0.51%	0.44	%+	1.15%	0.95	%+
Portfolio turnover rate	261%	213%	297	%^	239%	109	%^

(1)	Amount is less than $0.005.
(2)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.48% and 1.48% for the period/year ended September 30, 2011 and October 31, 2010, respectively.  (Note 3)

(3)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 1.21% and 1.17% for the period/year ended September 30, 2011 and October 31, 2010, respectively. (Note 3)

(4)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Fund commenced operations May 29, 2009.
**	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

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FundX Upgrader Funds

Notes to Financial Statements September 30, 2013

Note 1 – Organization

FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, FundX ETF Aggressive Upgrader Fund, FundX ETF Upgrader Fund, FundX Tactical Upgrader Fund and FundX Tactical Total Return Fund (the “Funds”) are diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.

FundX Upgrader Fund (“Upgrader Fund”) commenced operations on November 1, 2001.  FundX Aggressive Upgrader Fund (“Aggressive Fund”), FundX Conservative Upgrader Fund (“Conservative Fund”) and FundX Flexible Income Fund (“Flexible Income Fund”) commenced operations on July 1, 2002.  FundX ETF Aggressive Upgrader Fund (“ETF Aggressive Fund”) and FundX ETF Upgrader Fund (“ETF Upgrader Fund”) commenced operations on January 31, 2007.  FundX Tactical Upgrader Fund (“Tactical Fund”) commenced operations on February 29, 2008.  FundX Tactical Total Return Fund (“Tactical Total Return Fund”) commenced operations on May 29, 2009.

The investment objective of the Upgrader Fund and the Aggressive Fund is to maximize capital appreciation over the long term without regard to income.  The investment objective of the Conservative Fund is to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility.  The investment objective of the Flexible Income Fund is to generate total return, which is capital appreciation plus current income.  The investment objective of the ETF Aggressive Fund and the ETF Upgrader Fund is to maximize capital appreciation over the long term without regard to income.  The investment objective of the Tactical Fund is to seek long-term capital appreciation with less volatility than the broad equity market; capital preservation is a secondary consideration.  The investment objective of the Tactical Total Return Fund is to seek long-term capital appreciation and current income with an emphasis on risk management.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  Investments in open-end mutual funds are valued at their respective net asset values on the valuation date.  Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ board of directors.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60, at time of purchase, days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of September 30, 2013 the Funds did not hold fair valued securities.

According to Section 12(d)(1)(F) of the Investment Company Act of 1940, a registered investment company may restrict the redemption of its shares by a Fund and certain of its affiliates to 1% of its total outstanding shares during a 30 day period.  Under the Trust’s Liquidity Guidelines, an investment company position that exceeds 1% of the outstanding shares may be considered illiquid.  In addition, each Fund is restricted from investing more than 15% of its net assets in illiquid securities.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements September 30, 2013, Continued

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2013:

FundX Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$254,374,566	$—	$—	$254,374,566
Short-Term Investments	428,018	—	—	428,018
Total Investments in Securities	$254,802,584	$—	$—	$254,802,584

FundX Aggressive Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$69,347,908	$—	$—	$69,347,908
Total Investments in Securities	$69,347,908	$—	$—	$69,347,908

FundX Conservative Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$43,680,090	$—	$—	$43,680,090
Total Investments in Securities	$43,680,090	$—	$—	$43,680,090

FundX Flexible Income Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$138,400,876	$—	$—	$138,400,876
Short-Term Investments	87,900	—	—	87,900
Total Investments in Securities	$138,488,776	$—	$—	$138,488,776

FundX ETF Aggressive Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$7,017,394	$—	$—	$7,017,394
Total Investments in Securities	$7,017,394	$—	$—	$7,017,394

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements September 30, 2013, Continued

FundX ETF Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$7,866,762	$—	$—	$7,866,762
Total Investments in Securities	$7,866,762	$—	$—	$7,866,762

FundX Tactical Upgrader Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$50,894,530	$—	$—	$50,894,530
Purchased Options	—	627,000	—	627,000
Short-Term Investments	1,647,540	1,749,997	—	3,397,537
Total Investments in Securities	$52,542,070	$2,376,997	$—	$54,919,067
Written Options	$—	$(7,840)	$—	$(7,840)

FundX Tactical Total Return Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	$6,706,159	$—	$—	$6,706,159
Purchased Options	—	50,160	—	50,160
Short-Term Investments	229,143	—	—	229,143
Total Investments in Securities	$6,935,302	$50,160	$—	$6,985,462
Written Options	$—	$(704)	$—	$(704)

None of the funds had transfer into or out of Levels 1 and 2 during the year ended September 30, 2013. The Funds recognize transfers at the end of each reporting period.
B.
Federal Income Taxes.  The Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  At September 30, 2013, the following capital loss carryforwards were available:

	Expires	Expires	Infinite	Infinite
	2016	2017	Short-Term	Long-Term	Total
Upgrader Fund	$—	$91,434,526	$—	$—	$91,434,526
Aggressive Fund	—	34,027,557	—	—	34,027,557
Conservative Fund	—	256,618	—	—	256,618
ETF Aggressive Fund	11,005,036	11,153,724	—	—	22,158,760
ETF Upgrader Fund	128,951	4,209,217	—	—	4,338,168
Tactical Fund	7,323,618	27,154,437	—	—	34,478,055

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010-2012, or expected to be taken in the Funds’ 2013 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on an identified cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements September 30, 2013, Continued

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

G.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Options Contracts.  When the Funds write an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.  The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When the Funds purchase an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.

The activity in written options during the year ended September 30, 2013, is as follows:

FundX Tactical Upgrader Fund
	Contracts	Premiums Received
Options outstanding, beginning of period	300	$19,266
Options written	52,813	5,906,108
Options exercised	(4,718)	(426,556)
Options expired	—	—
Options closed	(48,150)	(5,488,957)
Options outstanding, end of period	245	$9,861

FundX Tactical Total Return Fund
	Contracts	Premiums Received
Options outstanding, beginning of period	30	$1,927
Options written	4,840	552,328
Options exercised	(454)	(48,973)
Options expired	—	—
Options closed	(4,394)	(504,397)
Options outstanding, end of period	22	$885

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements September 30, 2013, Continued

The Tactical Fund and Tactical Total Return Fund may invest, at the time of purchase, up to 5% of the Funds’ net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Funds’ exposure to certain selected securities.  The Tactical Fund and Tactical Total Return Fund may employ these techniques as hedging tools as well as speculatively to enhance returns.  Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines.  As a hedging tool, options may help cushion the impact of market declines, but may reduce the Funds’ participation in a market advance.  At September 30, 2013, the Tactical Fund and Tactical Total Return Fund had 1.1% and 0.7% of net assets, respectively, invested in purchased options and both the Tactical Fund and Tactical Total Return Fund had less than (0.05%) of net assets invested in written options.

Statement of Assets and Liabilities – Market values of Derivative Instruments as of September 30, 2013:

	Statement of Assets and Liabilities Location	Market Value
Tactical Fund
Equity Contracts	Investments in securities, at value	$627,000
Written Equity Contracts	Written options, at value	$(7,840)

Tactical Total Return Fund
Equity Contracts	Investments in securities, at value	$50,160
Written Equity Contracts	Written options, at value	$(704)

Statement of Operations – The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2013 were as follows:
Amount of realized gain (loss) on derivative instruments recognized in income:

	Purchased Options	Written Options
Tactical Fund	$(2,018,903)	$(6,031)
Tactical Total Return Fund	$(162,825)	$(3,908)

Change in unrealized appreciation (depreciation) on derivative instruments recognized in income:

	Purchased Options	Written Options
Tactical Fund	$54,342	$905
Tactical Total Return Fund	$3,584	$69

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended September 30, 2013, the following adjustments were made:

	Undistributed Net	Accumulated
	Investment Income	Gains/Losses	Paid-in Capital
Upgrader Fund	$226,738	$(226,738)	$—
Aggressive Fund	68,657	(68,657)	—
Conservative Fund	92,433	(92,433)	—
Flexible Income Fund	454,701	(454,700)	(1)
ETF Aggressive Fund	—	—	—
ETF Upgrader Fund	—	—	—
Tactical Fund	227,182	—	(227,182)
Tactical Total Return Fund	13,254	(13,254)	—

The permanent differences primarily relate to ETF and mutual fund dividend reclassifications and net operating losses.
J.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.  At the November 2013 meeting the Board of Trustees approved the reorganization of the ETF Upgrader Fund into the Upgrader Fund and the ETF Aggressive Fund into the Aggressive Fund.  The reorganizations are proposed to be completed on or around January 31, 2014.  In addition, effective January 31, 2014, the Tactical Total Return Fund’s investment objective will be revised to read:   “The Fund seeks long term capital appreciation with less volatility than the broad equity market; capital preservation is a secondary consideration.”

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Notes to Financial Statements September 30, 2013, Continued

K.
Recent Issued Accounting Pronouncement. In January, 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 3 – Commitments and Other Related Party Transactions

FundX Investment Group, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and most of the personnel needed by the Funds.  As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on net assets of $500 million to $750 million, 0.80% on net assets of $750 million to $1 billion and 0.70% on nest assets exceeding $1 billion for the Upgrader Fund, the Aggressive Fund and the Conservative Fund.  For the Flexible Income Fund, the Advisor receives a monthly fee at an annual rate of 0.70% based upon the average daily net assets of the Fund.  For the ETF Aggressive Fund, the ETF Upgrader Fund, the Tactical Fund and the Tactical Total Return Fund, the Advisor receives a monthly fee at the annul rate of 1.00% based upon the average daily net assets of each fund.  For the year ended September 30, 2013, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund incurred $2,505,136, $682,778, $438,959, $982,335, $84,699, $79,805, $441,260 and $72,423 in investment advisory fees, respectively.

The Advisor has contractually agreed to limit the Funds’ total operating expenses by reducing all or a portion of their fees and reimbursing the Funds’ expenses so that their ratio of expenses to average net assets will not exceed the following:

Upgrader Fund	1.25%	*	ETF Aggressive Fund	1.25%*
Aggressive Fund	1.25%	*	ETF Upgrader Fund	1.25%*
Conservative Fund	1.25%	*	Tactical Fund	1.25%*
Flexible Income Fund	0.99%		Tactical Total Return Fund	1.25%*

* Effective August 31, 2013, the Advisor agreed to reduce the expense limitation from 1.50% to 1.25%.

The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the year ended September 30, 2013 the Advisor waived $4,891, $5,695, $6,121, $67,828, $70,603, $3,774 and $71,834 in fees for the Upgrader Fund, Aggressive Fund, Conservative Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund, respectively.

At September 30, 2013, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Upgrader Fund, Aggressive Fund, Conservative Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund that may be recouped was $4,891, $5,695, $6,121, $121,017, $189,701, $3,774 and $200,574, respectively.  The Advisor may recapture portions of the above amounts no later than the dates as stated below:

	September 30,
	2014	2015	2016
Upgrader Fund	$—	$—	$4,891
Aggressive Fund	—	—	5,695
Conservative Fund	—	—	6,121
ETF Aggressive Fund	14,441	38,748	67,828
ETF Upgrader Fund	58,069	61,029	70,603
Tactical Fund	—	—	3,774
Tactical Total Return Fund	75,547	53,193	71,834

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend

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FundX Upgrader Funds

Notes to Financial Statements September 30, 2013, Continued

disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds.  Fees paid by the Funds for Administration and Chief Compliance Officer services for the year ended September 30, 2013 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are both affiliates of the Administrator.

U.S. Bank receives fees from the underlying funds (“Underlying Funds”) in which the Funds invest for servicing these same shareholder accounts of the underlying Funds by third parties.  USBFS and the Funds have agreed that USBFS will reduce its fees for fund administration, fund accounting, fund transfer agency and fund custodial services in an amount equal to 70% of the fees received by U.S. Bank.  For the year ended September 30, 2013, this expense reduction, in aggregate, equaled $37,287, $9,951, $7,803, $25,025 and $2,035 for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund and Tactical Fund, respectively.  These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly.”

Note 4 – Purchases and Sales of Securities

The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended September 30, 2013 are as follows:

	Purchases	Sales
Upgrader Fund	$503,973,344	$547,391,084
Aggressive Fund	141,064,856	154,450,842
Conservative Fund	63,172,384	69,866,268
Flexible Income Fund	147,791,340	141,742,607
ETF Aggressive Fund	34,070,146	37,707,378
ETF Upgrader Fund	23,465,782	24,605,925
Tactical Fund	155,863,359	135,364,223
Tactical Total Return Fund	16,301,234	15,826,789

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the years ended September 30, 2013 and September 30, 2012 were as follows:

	September 30, 2013		September 30, 2012
	Ordinary Income	Long-Term Capital Gain*	Ordinary Income	Long-Term Capital Gain*
Upgrader Fund	$1,888,945	$—	$370,171	$—
Aggressive Fund	204,531	—	—	—
Conservative Fund	1,141,932	—	795,562	—
Flexible Income Fund	5,563,960	1,706,188	5,221,348	1,276,733
ETF Aggressive Fund	8,981	—	—	—
ETF Upgrader Fund	52,005	—	19,802	—
Tactical Fund	—	—	—	—
Tactical Total Return Fund	203,880	35,960	33,771	296,317

* Designated as long-term capital gain divided, pursuant to Internal Revenue Code Section 852(b)(3).

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FundX Upgrader Funds

Notes to Financial Statements September 30, 2013, Continued

As of September 30, 2013, components of distributable earnings on a tax basis were as follows:

	FundX	FundX Aggressive	FundX Conservative	FundX Flexible
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Income Fund
Cost of investments	$223,799,467	$61,075,669	$40,048,666	$135,231,667
Gross tax unrealized appreciation	31,071,704	8,308,195	3,707,258	3,911,247
Gross tax unrealized depreciation	(68,587)	(35,956)	(75,834)	(654,138)
Net tax unrealized appreciation	31,003,117	8,272,239	3,631,424	3,257,109
Undistributed ordinary income	756,698	39,042	278,615	3,350,692
Undistributed long-term capital gain	—	—	—	897,348
Total distributable earnings	756,698	39,042	278,615	4,248,040
Other accumulated gains/(losses)	(91,434,526)	(34,027,557)	(256,618)	—
Total accumulated earnings	$(59,674,711)	$(25,716,276)	$3,653,421	$7,505,149

	FundX ETF Aggressive	FundX ETF	FundX Tactical	FundX Tactical
	Upgrader Fund	Upgrader Fund	Upgrader Fund	Total Return Fund
Cost of investments	$6,510,874	$7,294,979	$53,679,506	$6,789,336
Gross tax unrealized appreciation	510,468	573,237	1,693,524	209,065
Gross tax unrealized depreciation	(3,948)	(1,454)	(453,963)	(12,939)
Net tax unrealized appreciation	506,520	571,783	1,239,561	196,126
Unrealized on written options	—	—	2,021	181
Undistributed ordinary income	—	10,599	—	116,859
Undistributed long-term capital gain	—	—	—	23,120
Total distributable earnings	—	10,599	—	139,979
Other accumulated gains/(losses)	(22,184,858)	(4,338,168)	(34,509,167)	—
Total accumulated earnings	$(21,678,338)	$(3,755,786)	$(33,267,585)	$336,286

Differences between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals.  The ETF Aggressive Fund and Tactical Fund also had $26,098 and $31,112 in post-October currency loss, respectively.

Note 6 – Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available a credit facility pursuant to eight separate Loan and Security Agreements for each of the Funds to be used temporarily for extraordinary or emergency purposes, including the financing of redemption payments.  For the year ended September 30, 2013, the average interest rate on the credit facility was 3.25% (prime rate) for each of the Funds.  Advances are not collateralized by a first lien against the Funds’ assets.  During the year ended September 30, 2013, the outstanding average daily balances for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, ETF Aggressive Fund, ETF Upgrader Fund, Tactical Fund and Tactical Total Return Fund were $78,142, $17,942, $25,652, $82,819, $19,244, $7,403, $82 and $189, respectively.  At September 30, 2013 the maximum amounts available were $25,000,000, $7,000,000, $4,000,000, $13,000,000, $1,000,000, $860,000, $4,000,000 and $775,000, respectively.  Effective July 1, 2013, the ETF Upgrader Fund and Tactical Fund increased the maximum amounts available from $575,000 to $860,000 and $2,000,000 to $4,000,000, respectively. The maximum amounts outstanding during the year ended September 30, 2013 were $2,481,000, $543,000, $1,324,000, $4,935,000, $462,000, $540,000, $30,000 and $66,000, respectively.  Interest expense amounted to $2,591, $581, $806, $2,527, $656, $285, $2,462 and $27, respectively for the year ended September 30, 2013, respectively.  At September 30, 2013, none of the Funds had outstanding loan balances.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the FundX Upgrader Fund, the FundX Aggressive Upgrader Fund, the FundX Conservative Upgrader Fund, the FundX Flexible Income Fund, the FundX ETF Aggressive Upgrader Fund, the FundX ETF Upgrader Fund, the FundX Tactical Upgrader Fund and the FundX Tactical Total Return Fund (collectively the “Funds”), each a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedules of investments as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significantly estimated made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds as of September 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 27, 2013

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Expense Example For the Six Months Ended September 30, 2013 (Unaudited)

As a shareholder of the FundX Upgrader Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples below.  The examples below include, but are not limited to, investment advisory, fund accounting, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

FundX Upgrader Fund
	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2013	Value 9/30/2013	During the Period*
Actual	$1,000.00	$1,100.00	$6.48
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.23

FundX Aggressive Upgrader Fund
	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2013	Value 9/30/2013	During the Period*
Actual	$1,000.00	$1,098.40	$7.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.35	$6.78

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FundX Upgrader Funds

Expense Example For the Six Months Ended September 30, 2013 (Unaudited), Continued

FundX Conservative Upgrader Fund
	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2013	Value 9/30/2013	During the Period*
Actual	$1,000.00	$1,057.00	$7.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.00	$7.13

FundX Flexible Income Fund
	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2013	Value 9/30/2013	During the Period*
Actual	$1,000.00	$ 999.70	$4.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.26	$4.86

FundX ETF Aggressive Upgrader Fund
	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2013	Value 9/30/2013	During the Period*
Actual	$1,000.00	$1,052.40	$7.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.75	$7.38

FundX ETF Upgrader Fund
	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2013	Value 9/30/2013	During the Period*
Actual	$1,000.00	$1,071.80	$7.58
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.75	$7.38

FundX Tactical Upgrader Fund
	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2013	Value 9/30/2013	During the Period*
Actual	$1,000.00	$1,038.00	$7.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.20	$6.93

FundX Tactical Total Return Fund
	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/2013	Value 9/30/2013	During the Period*
Actual	$1,000.00	$1,015.60	$7.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.75	$7.38

*
The calculations are based on expenses incurred during the most recent six-month period.  The annualized six-month expense ratios for FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, FundX ETF Aggressive Upgrader Fund, FundX ETF Upgrader Fund, FundX Tactical Upgrader Fund and FundX Tactical Total Return Fund were 1.23%, 1.34%, 1.41%, 0.96%, 1.46%, 1.46%, 1.37% and 1.46%, respectively.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the fiscal year.

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FundX Upgrader Funds

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name, Address	with the	and Length		Overseen	Held During
and Age	Trust	of Time Served	Principal Occupation During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite Term;	Formerly, President, Talon Industries, Inc. (business	8	Director, Allegiant
(born 1943)	and	Since May 1991.	consulting); formerly, Executive Vice President and Chief		Funds.
c/o U.S. Bancorp	Trustee		Operating Officer, Integrated Asset Management (investment
Fund Services, LLC			advisor and manager) and formerly, President, Value Line, Inc.
2020 E. Financial Way			(investment advisory and financial publishing firm).
Suite 100
Glendora, CA 91741

Wallace L. Cook	Trustee	Indefinite Term;	Investment Consultant; formerly, Chief Executive Officer,	8	The Dana Foundation;
(born 1939)		Since May 1991.	Rockefeller Trust Co., (prior thereto Senior Vice President),		The University of
c/o U.S. Bancorp			and Managing Director, Rockefeller & Co. (Investment		Virginia Law School
Fund Services, LLC			Manager and Financial Advisor); formerly, Senior Vice		Foundation.
2020 E. Financial Way			President, Norton Simon, Inc.
Suite 100
Glendora, CA 91741

Eric W. Falkeis(3)	Trustee	Indefinite Term;	President and Chief Operating Officer, Direxion Funds, since	8	None.
(born 1973)		Since September	2013; formerly, Senior Vice President and Chief Financial
c/o U.S. Bancorp		2011.	Officer (and other positions), U.S. Bancorp Fund Services, LLC
Fund Services, LLC			from 1997-2013.
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Carl A. Froebel	Trustee	Indefinite Term;	Formerly President and Founder, National Investor Data	8	None.
(born 1938)		Since May 1991.	Services, Inc. (investment related computer software).
c/o U.S. Bancorp
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite Term;	Consultant, since July 2001; formerly, Executive	8	Independent Trustee,
(born 1950)		Since May 1991.	Vice President, Investment Company Administration, LLC		The Managers Funds,
c/o U.S. Bancorp			(mutual fund administrator).		Managers AMG Funds;
Fund Services, LLC					Aston Funds; Advisory
2020 E. Financial Way					Board Member,
Suite 100					Sustainable Growth
Glendora, CA 91741					Advisers, LP;
Independent Director,
Chase Investment
Counsel.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Trustees and Executive Officers, Continued

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name, Address	with the	and Length		Overseen	Held During
and Age	Trust	of Time Served	Principal Occupation During Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite Term;	Vice President and Legal Compliance Officer, U.S. Bancorp	Not	Not
(born 1968)		Since March 2013	Fund Services, LLC, since July 2007.	Applicable.	Applicable.
c/o U.S. Bancorp	Secretary	Indefinite Term;
Fund Services, LLC		Since February
2020 E. Financial Way		2008.
Suite 100
Glendora, CA 91741

Eric C. VanAndel	Treasurer	Indefinite Term;	Vice President, U.S. Bancorp Fund Services, LLC,	Not	Not
(born 1975)		Since April 2013.	since April 2005.	Applicable.	Applicable.
c/o U.S. Bancorp
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite Term:	Vice President and Compliance Officer, U.S. Bancorp	Not	Not
(born 1966)	Compliance	Since July 2011.	Fund Services, LLC since August 2004.	Applicable.	Applicable.
c/o U.S. Bancorp	Officer
Fund Services, LLC	Anti-Money	Indefinite Term:
615 East Michigan St.	Laundering	Since July 2011.
Milwaukee, WI 53202	Officer
	Vice President	Indefinite Term:
Since July 2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an Interested Trustee by virtue of the fact that he is an interested person of Quasar Distributors, LLC, which acts as principal underwriter to the series of the Trust.

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FundX Upgrader Funds

Approval of Investment Advisory Agreements (Unaudited)

At a meeting held on August 12 and 13, 2013, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for the FundX Aggressive Upgrader Fund, FundX Flexible Income Fund, FundX Conservative Upgrader Fund, FundX ETF Upgrader Fund, FundX ETF Aggressive Upgrader Fund, FundX Tactical Upgrader Fund, FundX Tactical Total Return Fund and FundX Upgrader Fund (the “Funds” or the “FundX Funds”), each a series of Professionally Managed Portfolios (the “Trust”), with FundX Investment Group, LLC (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on May 14 and 15, 2013, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements. The Board considered the nature, quality and extent of the services provided by the Advisor under the Advisory Agreement as well as the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, and extent of such management services are satisfactory.

The Board specifically discussed the Advisor’s investment strategy for all of the FundX Funds and their stated strategy to invest in other investment companies and exchange-traded funds (“Acquired Funds”), rather than making direct investments in the underlying securities in which the Acquired Funds invest. The Board then discussed and concluded that the services provided under the Advisory Agreements were not duplicative of the services provided under the Acquired Funds’ advisory contracts.

2.
The Funds’ historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds. When considering performance, the Board reviewed various measures of performance, including absolute performance as well as performance in comparison to general industry benchmarks and to a peer group of funds as determined by Morningstar classifications. While the Board considered both short-term and long term performance, it placed greater emphasis on longer term performance. With respect to the Funds use of the Advisor’s proprietary “upgrading” strategy, the Board also considered an analysis provided by the Advisor as to the potential long term efficacy of the upgrading strategy as well as the possibility that the strategy may underperform the broader markets for extended periods of time. The Board also considered the Advisor’s analysis that the upgrading strategy, despite potential extended periods of relative underperformance, also possessed the potential to provide investors with meaningful relative outperformance over longer periods of time. The Directors considered that the upgrading strategy was prominently set forth in the Funds’ prospectus and that shareholders in the Funds’ have specifically determined to invest in Funds that employed that strategy. The Trustees also considered any differences in performance between similarly managed accounts and the performance of the Funds and found the differences to be reasonable.

For the FundX Aggressive Upgrader Fund, the Board noted that the Fund outperformed its category peer group median for the one-year and ten-year time periods but significantly underperformed its category peer group median for the three-year and five-year periods. The Board also considered that the Fund has underperformed against its industry benchmarks for the one, three and five-year periods and performed roughly in line with its industry benchmark for the ten-year period.

For the FundX Conservative Upgrader Fund, the Board noted that the Fund outperformed its category peer group median for the one-year and ten-year periods, and significantly underperformed its category peer group median for the three-year and five-year periods. The Board also considered that the Fund has underperformed against its industry benchmarks for the one, three, and five-year periods and performed roughly in line with its industry benchmark for the ten-year period.

For the FundX ETF Aggressive Upgrader Fund, the Board noted that the Fund outperformed its category peer group median for the one-year period and significantly underperformed its category peer group median for the three-year and five-year periods. The Board also considered that the Fund has underperformed against its industry benchmarks for the one, three, and five-year periods.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Approval of Investment Advisory Agreements (Unaudited), Continued

For the FundX ETF Upgrader Fund, the Board noted that the Fund underperformed its category peer group median for the one-year period and significantly underperformed for the three-year and five-year periods. The Board also considered that the Fund has underperformed against its industry benchmarks for the one, three, and five-year periods.

For the FundX Flexible Income Fund, the Board noted that the Fund significantly outperformed its category peer group median for the one-year and ten-year periods, while it significantly underperformed its category peer group median for the three and five-year periods. The Board also considered that the Fund has generally outperformed against its industry benchmarks for the one and three-year periods, performed roughly in line with its industry benchmark for the five-year period and outperformed its industry benchmark for the ten-year period.

For the FundX Tactical Total Return Fund, the Board noted that the Fund significantly outperformed its category peer group median for three-year time period and underperformed its category peer group median for the one-year period. The Board also considered that the Fund has underperformed against its industry benchmarks for the one and three-year periods.

For the FundX Tactical Upgrader Fund, the Board noted that the Fund outperformed its category peer group median for the three-year period and significantly underperformed its peer group median for the one- and five-year periods. The Board also considered that the Fund has underperformed against its industry benchmarks for the one, three and five-year periods.

For the FundX Upgrader Fund, the Board noted that the Fund outperformed its category peer group median for the one- and ten-year periods and significantly underperformed its category peer group median for the three-year and five-year periods. The Board also considered that the Fund has generally underperformed against its industry benchmarks for the three and five-year periods and performed roughly in line with its industry benchmark for the one and ten-year periods.

In analyzing overall performance, the Trustees remained concerned with the performance of all of the FundX Funds, with the exception of the Flexible Income Fund. The Trustees had extensive discussions with the Advisor concerning its efforts to improve performance, including its ongoing analysis and modifications to its upgrading strategy. While the Trustees took into account the distinct nature of the FundX Funds as compared to many funds within their Morningstar peer groups, and also took into account that the Funds’ strategy did not seek to outperform any particular industry benchmark, the Trustees nevertheless remained concerned with the longer term performance of many of the Funds. In discussing these concerns, and the Advisors efforts to improve performance, the Trustees noted recent improved relative performance of some of the Funds against their Morningstar peer groups. In this regard, the Trustees determined that it would be appropriate for the Board to continue to monitor performance over the next year to determine if performance has meaningfully improved.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds as determined by Morningstar and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements. The Trustees noted that the Advisor had contractually agreed to maintain certain annual expense ratios for each of the Funds and noted that many of the Funds were operating below these expense caps. The Trustees noted that a factor in the expense ratio for certain of the Funds was the recoupment by the Advisor of amounts that it had previously paid (either in the form of fee waivers or fund subsidies), and such recoupment was fair. The Trustees also took into consideration the services the Advisor provided to its institutional and separately managed account clients, comparing the fees charged for those management services to the fees charged to the Funds.  The Trustees found that the fees charged to Funds were in line with the fees charged by the Advisor to its separately managed account clients.

The Trustees also took into account that the Advisor’s strategy involved investing in other mutual funds, which necessarily involved some degree of underlying fees, and that investors selecting these Funds were selecting a fund-of-funds structure with its attendant additional costs as disclosed in the prospectuses. When reviewing performance and expenses, the Trustees considered each Fund relative to funds within the same Morningstar peer group universe. The Board also took into account that the Advisor employed a proprietary “upgrading” strategy for the Funds and that the use of this strategy made these Funds somewhat distinct from other funds within the peer group universe.

For the FundX Aggressive Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees also noted that the advisory fee and the Fund’s net expense ratio were above its category peer group median.  The Board noted that the Fund is currently operating below its expense cap.

For the FundX Conservative Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s advisory fee and the Fund’s net expense ratio were above its peer group median.  The Board noted that the Fund is currently operating below its expense cap.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Approval of Investment Advisory Agreements (Unaudited), Continued

For the FundX ETF Aggressive Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s advisory fee and the Fund’s net expense ratio were above its peer group median.

For the FundX ETF Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s advisory fee and the Fund’s net expense ratio were above its peer group median.

For the FundX Flexible Income Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.99%.  The Trustees noted that the Fund’s advisory fee and net expense ratio were above its category peer group median.  The Board noted that the Fund has been operating below its expense cap.

For the FundX Tactical Total Return Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s advisory fee and net expense ratio were below its category peer group median.

For the FundX Tactical Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s advisory fee and net expense ratio were below its category peer group median.

For the FundX Upgrader Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  The Trustees noted that the Fund’s advisory fee and the Fund’s net expense ratio were above its category peer group median.  The Board noted that the Fund has been operating below its expense cap.

The Board remained concerned with the level of advisory fee and the net expense ratio of the FundX Funds relative to the Funds’ performance, with the exception of the Flexible Income Fund which had experience better relative performance than the other FundX Funds. In this regard, and taking into consideration the recent relative improved performance of some of the Funds, including the FundX Upgrader Fund, and the need of the Advisor to receive sufficient resources to continue to improve performance and maintain the high level of services, including compliance services, that it currently provides to the Funds, the Advisor proposed and the Board agreed to reduce the expense cap for all of the FundX Funds, with the exception of the Flexible Income Fund, by .25% to 1.25%. In reducing the expense cap the Board noted that this reduction would be a tangible benefit to shareholders of all the Funds, with the exception of the FundX Upgrader Fund which was already operating near or slightly below that cap. However, should expenses increase with respect to the FundX Upgrader Fund the reduced cap would provide a benefit to the FundX Upgrader shareholders as well. The Board determined to implement this reduction for at least a one-year period after which time it would reevaluate the advisory agreements, including fee levels, to determine if performance has materially improved and whether further fee adjustments or other actions would be appropriate.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Funds grow.  The Board noted that the Advisor has contractually agreed to a temporary reduction in its advisory fee and has also agreed further reduce its advisory fees or reimburse expenses so that the Funds do not exceed their specified expense limitation.  The Board noted that the Funds were not experiencing asset growth at this time and concluded that they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreements was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that it would renew the Advisory Agreements for another annual term.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Funds’ website at www.upgraderfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (866) 455-FUND [3863].  In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 455-FUND [3863].  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on their website at www.upgraderfunds.com within five business days after each month-end.

Federal Tax Information (Unaudited)

For the fiscal year ended September 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Upgrader Fund	94.59%
Aggressive Fund	76.43%
Conservative Fund	58.86%
Flexible Income Fund	3.88%
ETF Aggressive Fund	100.00%
ETF Upgrader Fund	100.00%
Tactical Fund	0.00%
Tactical Total Return Fund	16.15%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2013 was as follows:

Upgrader Fund	91.82%
Aggressive Fund	68.36%
Conservative Fund	55.20%
Flexible Income Fund	2.61%
ETF Aggressive Fund	100.00%
ETF Upgrader Fund	100.00%
Tactical Fund	0.00%
Tactical Total Return Fund	15.21%

Householding (Unaudited)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably belive two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 455-FUND [3863] to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

Information About the Funds’ Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 455-FUND [3863]. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.upgraderfunds.com.

WWW.UPGRADERFUNDS.COM

FundX Upgrader Funds

Privacy Notice

The Funds collect non-public information about you from the following sources:
•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

WWW.UPGRADERFUNDS.COM

Contact Us:
For more about our funds and their strategy:
800-763-8639  www.upgraderfunds.com
For account information: 866-455-FUND

Advisor
FundX Investment Group LLC
235 Montgomery Street, Suite 1049
San Francisco, CA 94104

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 455-FUND

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N.RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

FundX Upgrader Funds

Fund	Symbol	CUSIP
FundX Upgrader Fund	FUNDX	742935547
FundX Aggressive Upgrader Fund	HOTFX	742935521
FundX Conservative Upgrader Fund	RELAX	742935513
FundX Flexible Income Fund	INCMX	742935497
FundX ETF Aggressive Upgrader Fund	UNBOX	742935349
FundX ETF Upgrader Fund	REMIX	742935331
FundX Tactical Upgrader Fund	TACTX	742935281
FundX Tactical Total Return Fund	TOTLX	742935190

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Steven J. Paggioli and Eric Falkeis are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FundX Upgrader Fund
	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$22,300	$21,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,200
All Other Fees	N/A	N/A

FundX Aggressive Upgrader Fund
	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$21,800	$21,300
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

FundX Conservative Upgrader Fund
	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$18,000	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

FundX Flexible Income Fund
	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$18,500	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

FundX ETF Aggressive Upgrader Fund
	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$18,000	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

FundX ETF Upgrader Fund
	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$18,00	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

FundX Tactical Upgrader Fund
	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$18,000	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

FundX Tactical Total Return Fund
	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$18,000	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2013	FYE 9/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     December 3, 2013

By (Signature and Title)      /s/Eric C. Vanandel
Eric C. Vanandel, Treasurer

Date     December 3, 2013

* Print the name and title of each signing officer under his or her signature.